UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
READY CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER FROM OUR CHAIRMAN AND CEO

Dear Fellow Stockholders:
The directors and officers of Ready Capital Corporation are pleased to cordially invite you to attend the 2026 Annual Meeting of Stockholders, which will be held on Friday, July 17, 2026 at
9:00 a.m. Eastern Time. Enclosed you will find a notice setting forth the items we expect to address during the meeting, our Proxy Statement and a copy of our 2025 Annual Report to
Stockholders. Your vote is important to us. If you are unable to attend the Annual Meeting, it is very important that your shares be represented.
Over the past several years, the commercial real estate industry has navigated a challenging market cycle marked by elevated interest rates, increased operating costs and reduced market liquidity. In response, the Company has remained focused on executing its strategic plan to strengthen liquidity, reduce leverage and actively manage down legacy commercial real estate exposures. Our efforts to date have centered on disciplined asset management, selective asset monetization and proactive loan resolution strategies designed to reposition the balance sheet and enhance long-term stability.
Our balance sheet repositioning efforts have recently focused on the active management of our
2026 debt maturities. As we approach the resolution of those debts, our focus is increasingly shifting toward repositioning our commercial real estate platform for renewed investment activity, growing our small business lending platform and lowering operating costs across the Company.
We believe these efforts, together with the continued reduction of our legacy positions, will position the Company to improve earnings stability and create long-term stockholder value over time.
While we expect the effects of the current commercial real estate cycle to continue through 2026, we believe many of our most significant repositioning actions are behind us. We remain committed to the disciplined execution of our strategic priorities as market conditions continue to evolve.
We respectfully ask for your voting support on the matters presented in this Proxy Statement and thank you for your investment and continued confidence in Ready Capital.
Sincerely,
Thomas E. Capasse
Chairman of the Board, Chief Executive Officer and Chief Investment Officer
June 1, 2026

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Ready Capital Corporation:
NOTICE IS HEREBY GIVEN that the 2026 annual meeting of stockholders (the “Annual Meeting”) of Ready Capital
Corporation, a Maryland corporation (the “Company”), will be held via live audio webcast to consider and vote on the following matters:

	PROPOSAL	BOARD OF DIRECTOR’S RECOMMENDATION	PAGE
WHEN
Friday, July 17, 2026
9:00 a.m., Eastern Time
WHERE
Via Live Audio Webcast:
www.meetnow.global/MFTFTFJ
RECORD DATE
Stockholders of record of our
common stock as of the close
of business on April 21, 2026

1	Election of Directors. The election of seven directors to serve on our board of directors until our 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify;	“FOR all”	1
2	Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year;	“FOR”	36
3	Executive Compensation. The resolution to approve, on an advisory basis, the compensation of our Named Executive Officers (our “Named Executive Officers”), as more fully described in the accompanying proxy statement (the “Proxy Statement”); and	“FOR”	39
4	Approval of Amended and Restated 2023 Equity Incentive Plan. The resolution to approve and adopt the Amended and Restated Ready Capital Corporation 2023 Equity Incentive Plan (the “Amended and Restated 2023 Plan”) in order to increase the number of shares reserved for issuance by 15,000,000 shares.	“FOR”	40
Pursuant to rules adopted by the Securities and Exchange Commission, we are sending a Notice of Internet Availability of
Proxy Materials (the “Notice”) to holders of record of our common stock, par value $0.0001 per share (“Common Stock”), as of the close of business on April 21, 2026 (the “Record Date”). The Notice contains instructions for your use in this process, including how to access our Proxy Statement and 2025 Annual Report to Stockholders (the “Annual Report”)
over the Internet, how to authorize your proxy to vote online or by telephone and how to request a paper copy of the Proxy
Statement and Annual Report. If you have additional questions about voting your shares, please contact our proxy solicitor, Okapi Partners LLC, at (888) 785-6707 or by email to info@okapipartners.com.
All stockholders are invited to virtually attend the Annual Meeting where you may ask questions and will be able to vote your shares online. We will respond to as many inquiries at the Annual Meeting as time allows.
If you plan to attend the Annual Meeting online, visit the web address noted above and please enter the unique control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials.

Stockholders who hold their shares in “street name” do not need to register prior to the meeting to attend, vote and submit questions during the Annual Meeting via live audio webcast. The Annual Meeting will begin online promptly at 9:00 a.m.
Please allow ample time for the online check-in procedures.
If you are unable to attend the Annual Meeting, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet or telephone as described in the Notice or proxy card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. If you authorize a proxy over the Internet, by mail or by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote online during the virtual meeting.
If you hold shares of our Common Stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares of Common Stock.
Your proxy is being solicited by our board of directors. Our board of directors recommends that you vote FOR the election of each of the nominees listed in the accompanying Proxy Statement to serve on our board of directors until our 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify, FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year, FOR the resolution to approve, on an advisory basis, the compensation of our Named
Executive Officers and FOR the resolution to approve and adopt the Amended and Restated 2023 Plan.
By Order of our Board of Directors,
/s/ Andrew Ahlborn
Andrew Ahlborn
Chief Financial Officer and Secretary
New York, New York
June 1, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
TO BE HELD JULY 17, 2026. THE PROXY STATEMENT AND OUR ANNUAL REPORT ARE AVAILABLE ONLINE AT
WWW.INVESTORVOTE.COM/RC.

This Proxy Statement, the accompanying proxy card and the Notice of the Annual Meeting are being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the board of directors of Ready Capital Corporation, a Maryland corporation (“the Company,”
“we,” “our” or “us”), for use at our Annual Meeting to be held via a live audio webcast at www.meetnow.global/MFTFTFJ on July 17, 2026, at
9:00 a.m. Eastern Time, or at any postponement or adjournment thereof. Pursuant to the rules adopted by the Securities and Exchange
Commission (the “SEC”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of
Internet Availability of Proxy Materials to our stockholders as of the
Record Date, containing instructions on how to access proxy materials on the Internet, how to vote online or by telephone and, if desired, how to receive a printed set of the proxy materials.

ANNUAL REPORT TO STOCKHOLDERS
This Proxy Statement is accompanied by our Annual Report for the year ended December 31, 2025.

VOTING SECURITIES AND RECORD DATE
Stockholders will be entitled to cast one vote for each share of Common Stock held of record at the close of business on the Record Date with respect to (i) the election of each of the seven director nominees to serve on our board of directors until our 2027 annual meeting of stockholders and until their successors are duly elected and qualify, (ii) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year,
(iii) the resolution to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement and (iv) the resolution to approve and adopt the Amended and Restated 2023 Plan.
The presence, by attending virtually during the Annual Meeting via webcast or by proxy, of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter shall constitute a quorum.
Abstentions and broker non-votes are each included in the determination of the number of shares represented at the
Annual Meeting for the purpose of determining whether a quorum is present. A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e. a broker) delivers a properly authorized proxy but does not vote on a particular proposal because such nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (“NYSE”), the only item to be acted upon at the Annual Meeting with respect to which a broker or nominee will be permitted to exercise voting discretion is the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the
2026 fiscal year. Therefore, if you hold your shares in street name and do not give your broker or nominee specific voting instructions on the election of directors, the resolution to approve, on an advisory basis, the compensation of our Named
Executive Officers, or the resolution to approve and adopt the Amended and Restated 2023 Plan, your shares will not be voted on those items, and a broker non-vote will occur. Broker non-votes will have no effect on the voting results for such items. Abstentions will have no effect on the voting results for any of the proposals.
The approval of the proposals scheduled to come before the Annual Meeting, assuming a quorum is present, will require the following affirmative votes (with all holders of shares of Common Stock voting together as a single class): (i) for the election of a director (Proposal 1), a plurality of all the votes cast in the election of directors at the Annual Meeting and
(ii) for the ratification of the appointment of our independent registered public accounting firm (Proposal 2), the resolution to approve, on an advisory basis, the compensation of our Named Executive Officers (Proposal 3) and the resolution to approve and adopt the Amended and Restated 2023 Plan (Proposal 4), a majority of all votes cast on each such proposal.
Our board of directors knows of no other matters that may properly be brought before the Annual Meeting. If other matters are properly introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion.
As of the Record Date, we had a total of 165,244,071 shares of Common Stock outstanding. Each share of Common
Stock held on the Record Date entitles its holder to one vote for each matter submitted for a vote at the Annual Meeting.

HOW TO VOTE
It is very important that your views be represented, and your shares be counted. Please carefully review the proxy materials for the Annual Meeting and follow the instructions below to cast your vote on all voting matters. Stockholders with additional questions about voting their shares should contact our proxy solicitor, Okapi Partners LLC, at (888)
785-6707 or by email to info@okapipartners.com.
If you are a record holder, you can vote:
•Online: Go to www.investorvote.com/RC.
•By Telephone: Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.
•By Mail: If you received a paper copy of the proxy card by mail, complete, date, sign and return the proxy card in the self-addressed stamped envelope provided.
Please vote at your earliest convenience.  Your proxy is revocable.  If you later decide to change your vote, you can revoke your prior proxy:
•Online: By submitting a new vote at www.investorvote.com/RC.
•By Telephone: By submitting a new vote by calling toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.
•By Mail: By sending a notice of revocation or mailing a new, later dated proxy card to:
Ready Capital Corporation
Attn: Corporate Secretary
1251 Avenue of the Americas, 50th Floor
New York, New York 10020

Ready Capital 2026 Proxy	1

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors unanimously recommends a vote FOR the election of each of the director nominees.

OUR BOARD OF DIRECTORS
Our current board of directors (the “Board”) is comprised of seven members. Our bylaws (“Bylaws”) provide that a majority of the entire Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law (“MGCL”) nor more than 15, unless our Bylaws are amended. Our Board has nominated seven nominees for election at the Annual Meeting. Our
Board has determined that five of the seven director nominees are independent pursuant to the listing standards for independence of the NYSE. In accordance with our charter and our Bylaws, directors are elected annually, and each director holds office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualifies, or until the earlier of the director’s resignation, death or removal. Our Board is responsible for overseeing our affairs. Our Board may conduct its business through meetings and actions taken by written consent in lieu of meetings.
Our Board has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which our board of directors carries out its responsibilities (the “Guidelines”) and the Guidelines encourage and promote the attendance by each director at all scheduled meetings of our Board and all meetings of our stockholders. In addition to four quarterly Board meetings, our Board also meets in periodic Board update sessions, which are shorter sessions that are intended to be informational in nature, in which formal Board actions are not typically passed, and which not all directors attend.

4 Quarterly Board Meetings	8 Years Nominees Median Tenure	29% Nominees Diverse by Race or Gender
96% Quarterly Board Meeting Attendance	KEY STATISTICS ON BOARD OF DIRECTORS	86% Nominees With REIT/Real Estate Experience
5 Board Update Sessions	71% Independent Nominees	60 Nominees Average Age
The Nominating and Corporate Governance Committee of our board of directors (the “Nominating and Corporate
Governance Committee”) and the board of directors evaluates a number of criteria, qualifications and attributes when selecting a candidate to serve as a director. These include a candidate’s relevant experience, skill, diversity (including diversity in gender, race, ethnicity, and age, as well as fields of expertise, industry experience, and geographic location), integrity and independence. We seek to have a board of directors representing diverse backgrounds and varied work and life experiences that provide a range of insights into the financial, governance or legal matters that are relevant to our business and to our status as a publicly owned company. We believe that, as a group, the nominees bring a diverse range

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PROPOSAL 1: ELECTION OF DIRECTORS
of perspectives that contribute to the effectiveness of our board of directors as a whole and the oversight that our board of directors provides to our management team. The procedures and considerations of the Nominating and Corporate
Governance Committee in recommending qualified director candidates are described below under “Corporate
Governance—Identification of Director Candidates” in this Proxy Statement. The Nominating and Corporate Governance
Committee and our board of directors concluded that each of the seven director nominees below should be nominated for election based on the qualifications and experience described in the biographical information below under “Information
Regarding the Nominees for Election as Directors.”
A plurality of all the votes cast on the proposal at the Annual Meeting duly called and at which a quorum is present is necessary to elect a director. Proxies solicited by our board of directors will be voted FOR Messrs. Capasse, Ross,
Marshall, Nathan, Reese and Sinai and Ms. Mielle as directors, unless otherwise instructed. Abstentions and broker non-
votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
In accordance with our charter and Bylaws, any vacancies occurring on our board of directors, including vacancies occurring as a result of the death, resignation, or removal of a director, or due to an increase in the size of our board of directors, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies. There is no familial relationship among any of the director nominees, members of our board of directors or executive officers. See “Corporate
Governance—Director Independence.”

Ready Capital 2026 Proxy	3

PROPOSAL 1: ELECTION OF DIRECTORS

INFORMATION REGARDING THE NOMINEES FOR ELECTION AS DIRECTORS

THOMAS E. CAPASSE Chairman, Chief Executive Officer and Chief Investment Officer Age: 69 Director Since: 2016 Committees: None
EXPERIENCE
•Mr. Capasse has served as the Chairman of our board of directors and our Chief Executive Officer since October 2016.
•Mr. Capasse has also served as our Chief Investment Officer since November 2022, and is a
Manager and co-founder of Waterfall Asset Management, LLC (our “Manager”). Prior to founding
Waterfall, Mr. Capasse managed the principal finance groups at Greenwich Capital from 1995 until
1997, Nomura Securities from 1997 until 2001, and Macquarie Securities from 2001 until 2004.
•Mr. Capasse has significant and long-standing experience in the securitization market as a founding member of Merrill Lynch’s ABS Group (1983–1994) with a focus on mortgage-backed securities
(“MBS”) transactions (including the initial Subprime Mortgage and Manufactured Housing ABS) and experience in many other ABS sectors.
•Mr. Capasse began his career as a fixed income analyst at Dean Witter and Bank of Boston.
EDUCATION
•Mr. Capasse received a Bachelor of Arts degree in Economics from Bowdoin College.
QUALIFICATIONS
Mr. Capasse is well qualified to serve as a director due to his institutional knowledge with respect to our
Company and as a co-founder of our Manager.

JACK J. ROSS President Age: 69 Director Since: 2016 Committees: None
EXPERIENCE
•Mr. Ross has served as our President and as a member of our board of directors since October
2016. Mr. Ross is a Manager and co-founder of our Manager.
•Mr. Ross also serves as Vice Chairman of the board of directors of Feinstein Institutes for Medical
Research, a not-for-profit organization.
•Prior to founding our Manager in January 2005, Mr. Ross was the founder of Licent Capital, a specialty broker/dealer for intellectual property securitization.
•From 1987 until 1999, Mr. Ross was employed by Merrill Lynch where he managed the real estate finance and ABS groups.
•Mr. Ross began his career at Drexel Burnham Lambert where he worked on several of the early ABS transactions and at Laventhol & Horwath where he served as a senior auditor.
EDUCATION
•Mr. Ross received a Master of Business Administration degree in Finance with distinction from the
University of Pennsylvania’s Wharton School of Business and a Bachelor of Science degree in
Accounting, cum laude, from the State University of New York at Buffalo.
QUALIFICATIONS
Mr. Ross is well qualified to serve as a director due to his significant experience in the securitization market and as a co-founder of our Manager.

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PROPOSAL 1: ELECTION OF DIRECTORS

MEREDITH MARSHALL Independent Director Age: 60 Director Since: 2022 Committees: •Compensation Committee Member •Nominating and Corporate Governance Committee Member
EXPERIENCE
•Mr. Marshall is one of our independent directors and has served as a member of our board of directors since December 2022.
•Mr. Marshall is the co-founder and Managing Partner of BRP Companies (“BRP”), a vertically integrated owner, operator, developer and manager of transit-oriented, mixed-use, multifamily properties in the New York Tri-State area. Mr. Marshall is responsible for executing BRP’s investment strategy, including deal origination, acquisition, finance and development.
•Prior to co-founding BRP, Mr. Marshall was a Managing Director at Musa Capital Advisors (“Musa
Capital”), an emerging markets private equity and financial advisory firm based in New York City that managed a separate account for Kingdom Holding Africa, HRH’s Prince Alwaleed Bin Talal’s
investment vehicle for Sub-Saharan Africa. At Musa Capital, Mr. Marshall was instrumental in executing cross-border transactions, including the $37 million development of a mixed-use office complex and mall in Harare, Zimbabwe.
•Mr. Marshall also led successful investments in the telecommunications and financial services sectors. Prior to Musa Capital, Mr. Marshall was a senior associate at Wasserstein Perella & Co.
(“Wasserstein”), an investment banking firm based in New York City. While at Wasserstein, Mr.
Marshall was an integral member of the firm’s telecommunications and media, mergers and acquisitions practice, where he assisted in transactions exceeding $15 billion.
•Mr. Marshall is a founding member of the Council of Urban Professionals and a member of the
Executive Board of the New York State Affordable Housing Association. Mr. Marshall also proudly serves on the Real Estate Board of New York Board of Governors, Enterprise NYC Advisory Board
and Citizens Housing and Planning Council Board.
EDUCATION
•Mr. Marshall holds a Bachelor of Science degree in Electrical Engineering from Boston University and a Master of Business Administration degree in Finance and International Business from Columbia
Business School.
QUALIFICATIONS
We believe that Mr. Marshall is well qualified to serve as a director due to his extensive experience in real estate finance and affordable housing.

DOMINIQUE MIELLE Independent Director Age: 57 Director Since: 2021 Committees: •Audit Committee Chair •Compensation Committee Member
EXPERIENCE
•Ms. Mielle is one of our independent directors and has served on our board of directors since March
2021, following the completion of our merger transaction with Anworth Mortgage Asset Corporation
(“Anworth”), Ms. Mielle served on the board of directors of Anworth prior to the merger transaction.
•Ms. Mielle also serves on the boards of Studio City International Holdings Limited, which operates an entertainment resort, and Tiptree Inc., which provides specialty insurance and investment management services.
•Ms. Mielle was a Partner at Canyon Capital Advisors, LLC (“Canyon”) from August 1998 to December
2017, where she focused on the transportation, technology, retail and consumer products sectors, specialized in corporate and municipal bond securitizations, and was responsible for all aspects of
Canyon’s collateralized loan obligations business.
•Prior to joining Canyon, in 1996, Ms. Mielle worked at Libra Investments, Inc. as an associate in the corporate finance department, covering middle market companies.
•Prior to Libra Investments, from 1993 to 1995, Ms. Mielle worked at Lehman Brothers as an analyst in the Financial Institutions group, focusing on mergers and acquisitions.
EDUCATION
•Ms. Mielle holds a Master of Business Administration degree in Finance from Stanford University and a Master in Management degree from École des Hautes Études Commerciales in France (HEC
Paris). She was named one of the “Top 50 Women in Hedge Funds” by Ernst & Young in 2017.
QUALIFICATIONS
We believe that Ms. Mielle is well qualified to serve as a director due to her extensive experience investing in fixed income and leading capital structure optimizations and restructurings.

Ready Capital 2026 Proxy	5

PROPOSAL 1: ELECTION OF DIRECTORS

GILBERT NATHAN Independent Director Age: 46 Director Since: 2019 Committees: •Audit Committee Member •Nominating and Corporate Governance Committee Member
EXPERIENCE
•Mr. Nathan is one of our independent directors and has served on our board of directors since March
2019, following the completion of our merger transaction with Owens Realty Mortgage, Inc. (“ORM”)
and served on the board of directors of ORM from August 2018 through the completion of the merger transaction.
•He has served as the Managing Member and a Director of Jackson Square Advisors LLC, a financial advisory and services firm, since September 2015.
•He has served as a Director for Alto Ingredients, Inc (Nasdaq: ALTO) since November 2019 and
Magnachip Semiconductor Corporation (NYSE: MX) since May 2023.
•Mr. Nathan is currently the Plan Administrator for Mission Coal Wind Down Co. LLC and Plan
Administrator for Mahwah Bergen Retail Group.
•From December 2012 to May 2025 Mr. Nathan served as the Chief Executive Officer of Cloud Peak
Energy.
•From June 2018 to December 2021, Mr. Nathan served as a board member of Hercules Offshore
Liquidating Trust for Hercules Offshore, Inc.
•He also served as the liquidating trustee of BPZ Liquidating Trust for BPZ Resources, Inc. from
November 2015 to May 2017.
•From November 2015 to July 2017, he served as a Director of Emergent Capital, Inc. (NYSE: EMG), a specialty finance company.
•From July 2013 to August 2015, Mr. Nathan was a senior analyst with Candlewood Investment
Group, an investment firm, and prior to that, he was a Principal with Restoration Capital Management from 2002 to 2012.
EDUCATION
•Mr. Nathan earned a Bachelor of Science degree in Management from Tulane University.
QUALIFICATIONS
We believe that Mr. Nathan is well qualified to serve as a director due to his industry technical expertise and knowledge of financial markets.

J. MITCHELL REESE Lead Independent Director Age: 66 Director Since: 2016 Committees: •Audit Committee Member •Nominating and Corporate Governance Committee Chair
EXPERIENCE
•Mr. Reese is one of our independent directors and has served as a member of our board of directors since October 2016 and our Lead Independent Director since April 2025.
•From November 2013 to October 2016 Mr. Reese served as a member of the board of directors of
Sutherland Asset Management Corporation which merged with our Company in October 2016 whereupon Mr. Reese became a member of our board of directors.
•He has been the Managing Member of Cintra Capital LLC since June 2001. Prior to founding Cintra, he was a Managing Director of The Carlyle Group, a private equity firm that manages over $220 billion, where he headed the firm’s U.S. venture capital fund.
•Mr. Reese has served as a Director of The Maids International, a privately held franchisor of cleaning services, since July 2021.
•Previously, Mr. Reese was a Managing Director of Morgan Keegan & Company, where he served on the board of directors and was head of the Mergers and Acquisitions Group, co-head of Investment
Banking, and President of the firm’s Merchant Banking subsidiary.
•He served as a Director of Oxford Finance Corporation, a privately-held specialty finance company, from 2002 to 2004 and as a Director of Local Vine, LLC, a privately-held retailer, from March 2019 to
August 2019.
EDUCATION
•Mr. Reese graduated cum laude with a Bachelor of Arts degree from Harvard College and received a
Master of Business Administration degree from Harvard Business School.
QUALIFICATIONS
We believe that Mr. Reese is well qualified to serve as a director due to his extensive experience in the financial services industry, business leadership and knowledge of financial markets.

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PROPOSAL 1: ELECTION OF DIRECTORS

TODD M. SINAI Independent Director Age: 56 Director Since: 2016 Committees: •Compensation Committee Chair •Nominating and Corporate Governance Committee Member
EXPERIENCE
•Dr. Sinai is one of our independent directors and has served as a member of our board of directors since October 2016.
•From November 2013 to October 2016 Dr. Sinai served as a member of the board of directors of
Sutherland Asset Management Corporation which merged with our Company in October 2016 whereupon Dr. Sinai became a member of our board of directors.
•Dr. Sinai is the David B. Ford Professor, Professor of Real Estate, and Professor of Business
Economics and Public Policy at The University of Pennsylvania – The Wharton School, where he has been a member of the faculty since 1997 and served as the Chairperson of the Real Estate
Department from 2019 to 2025.
•Dr. Sinai has particular expertise in commercial real estate and real estate investment trusts, real estate and public economics, risk and pricing in real estate markets, taxation of real estate and capital gains.
EDUCATION
•Dr. Sinai received a Ph.D. in Economics from the Massachusetts Institute of Technology and a
Bachelor of Arts degree in Economics and Mathematics from Yale University.
QUALIFICATIONS
We believe that Dr. Sinai is well qualified to serve as a director due to his industry technical expertise and knowledge of financial markets.

COMMITTEE MATTERS
Our board of directors has three standing committees: the Audit Committee, the Compensation Committee, and the
Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found on our website at ir.readycapital.com.
AUDIT COMMITTEE
Ms. Mielle (Chair) and Messrs. Nathan and Reese
Our board of directors has determined that all of the members of the Audit Committee are independent, as required by the
NYSE listing standards for Audit Committee members, the Guidelines, and the independence standards adopted by our board of directors, as permitted by the Guidelines (the “Independence Standards”), and meet the requirements of the SEC rules governing the qualifications of Audit Committee members and the written charter of the Audit Committee. Our board of directors has also determined, based on its qualitative assessment of their relevant levels of knowledge and business experience, (see “Election of Directors—Information Regarding the Nominees for Election as Directors” for a description of
Ms. Mielle's and Messrs. Nathan’s and Reese’s respective backgrounds and experience), that Ms. Mielle and Messrs.
Nathan and Reese each are “financially literate” as required by the NYSE listing standards. In addition, our board of directors has determined that Ms. Mielle and Messrs. Nathan and Reese each qualify as an “Audit Committee financial expert” for purposes of, and as defined by, the SEC rules and has the requisite accounting or related financial management expertise required by NYSE listing standards. The Audit Committee, among other things, acts on behalf of our board of directors to discharge our board of directors’ responsibilities relating to our corporate accounting and reporting practices, the quality and integrity of our consolidated financial statements, our compliance with applicable legal and regulatory requirements, the performance, qualifications and independence of our external auditors, the staffing, performance, budget, responsibilities and qualifications of our internal audit function and reviewing its policies with respect to risk assessment and risk management. The Audit Committee is also responsible for reviewing with management and external auditors our interim and audited financial statements, as well as approving the filing of our interim and annual

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PROPOSAL 1: ELECTION OF DIRECTORS
financial statements, meeting with officers responsible for certifying our annual report on Form 10-K or any quarterly report on Form 10-Q prior to any such certification and reviewing with such officers disclosures related to any significant deficiencies in the design or operation of internal controls. The Audit Committee is charged with periodically discussing with our external auditors such auditors’ judgments about the quality, not just the acceptability, of our accounting principles as applied in our consolidated financial statements. The Audit Committee held four meetings in 2025. The specific responsibilities of the Audit Committee are set forth in its written charter.
COMPENSATION COMMITTEE
Messrs. Sinai (Chair) and Marshall and Ms. Mielle
Our board of directors has determined that all members of the Compensation Committee are independent as required by
NYSE listing standards for Compensation Committee members, the Guidelines, the Independence Standards, and the written charter of the Compensation Committee. The Compensation Committee is responsible for, among other things, evaluating the performance of our Manager, reviewing the compensation and fees payable to our Manager under the
Amended and Restated Management Agreement between us, Sutherland Partners, L.P. (the “Operating Partnership”) and
our Manager dated as of May 9, 2016, as amended by the First Amendment to the Amended and Restated Management
Agreement dated as of December 6, 2020 (the “Management Agreement”), preparing Compensation Committee reports, overseeing and administering our 2013 equity incentive plan (the “Prior Plan”) and our 2023 equity incentive plan (the
“2023 Plan” and together with the Prior Plan, the “Equity Incentive Plans”) and determining the level of equity based compensation, in consultation with our executive officers, payable to the personnel of our Manager pursuant to such plans. Because the Management Agreement provides that our Manager is responsible for managing our affairs, our officers, who are employees of our Manager, do not receive cash compensation from us for serving as our officers, except that we pay the allocable share of the compensation of certain of the Manager's employees, including our Chief Financial
Officer, former Chief Operating Officer and former Chief Credit Officer, based on the percentage of their time spent managing our affairs. To the extent that we become responsible for paying the compensation or any other employee benefits of our Chief Executive Officer, the Compensation Committee will review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive
Officer in light of those goals and objectives, and determine our Chief Executive Officer’s compensation level based on this evaluation. In addition, the Compensation Committee also reviews our compensation arrangements applicable to those executive officers for whom we are responsible for paying the compensation to determine whether they encourage excessive risk-taking, to review and discuss the relationship between risk management policies and practices and compensation, and to evaluate such compensation policies and practices that could mitigate any such risk.
Under the Management Agreement, we will reimburse our Manager for operating expenses related to us incurred by our
Manager, including legal, accounting due diligence and other services. In addition, we may be required to pay our pro rata portion of rent, telephone, utilities, office furniture, machinery, and other office, internal and overhead expenses of our
Manager and its affiliates required for our operations. The Compensation Committee is responsible for reviewing the information provided by our Manager to support the determination of our share of such costs. The Compensation
Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee. The
Compensation Committee held six meetings in 2025. The specific responsibilities of the Compensation Committee are set forth in its written charter.
The Compensation Committee engaged Farient Advisors, L.L.C. (“Farient”) to serve as its compensation consultant.
Farient reviewed and evaluated our officer and director compensation levels and program for 2025, including conducting a competitive market review and peer group benchmarking analysis, and making officer and director compensation recommendations thereon. Farient received instructions from, and reported to, the Compensation Committee on an independent basis. The Compensation Committee evaluated whether any services proposed to be performed by Farient

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PROPOSAL 1: ELECTION OF DIRECTORS
raised any conflict of interest and determined that it did not. Farient’s consulting services to the Compensation Committee regarding officer and director compensation are discussed further below. See “Executive Compensation—Compensation
Discussion and Analysis.” Other than as described herein, Farient did not provide other services to us or any of our affiliates during 2025.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Messrs. Reese (Chair), Sinai and Nathan and Marshall
Our board of directors has determined that all members of the Nominating and Corporate Governance Committee are
independent as required by NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is
responsible for, among other things, reviewing periodically and making recommendations to our board of directors on the range of qualifications that should be represented on our board of directors and eligibility criteria for individual board membership, as well as seeking, considering and recommending to our board of directors qualified candidates for election as directors, and approving and recommending to the full board of directors the appointment of each of our directors. The
Nominating and Corporate Governance Committee reviews and makes recommendations on matters involving the general operation of our board of directors and our corporate governance and recommends to our board of directors nominees for each committee of our board of directors, as needed. In addition, the committee annually facilitates the assessment of our board of directors’ performance as a whole and that of the committees and management and reports thereon to our board of directors. The Nominating and Corporate Governance Committee held two meetings in 2025. The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter.

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE GUIDELINES
Our board of directors has adopted the Guidelines which address the composition of our board of directors, its functions and responsibilities, its standing committees, director qualification standards, access to management and independent advisors, director compensation, management succession, director orientation and continuing education and the annual performance evaluation and review of our board of directors and committees. The Guidelines are available for viewing on our website at ir.readycapital.com.
DIRECTOR INDEPENDENCE
The Guidelines provide that a majority of the directors serving on our board of directors must be independent as required by NYSE listing standards. Based upon its review of all relevant facts and circumstances, our board of directors has affirmatively determined that five of our seven nominees—Meredith Marshall, Dominique Mielle, Gilbert E. Nathan, J.
Mitchell Reese and Todd M. Sinai—qualify as independent directors under the NYSE listing standards and the
Independence Standards.
ROLE OF OUR BOARD AND RISK OVERSIGHT
Pursuant to our charter and Bylaws, our business and affairs are managed under the direction of our board of directors.
Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance and direction but is not involved in our day-to-day operations. Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them and through discussions with our Manager and our executive officers.
In connection with their oversight of risk to our business, our board of directors and the Audit Committee consider feedback from our Manager concerning the risks related to our business, operations, and strategies. The Audit Committee discusses and reviews policies with respect to our risk assessment and risk management, including guidelines and

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PROPOSAL 1: ELECTION OF DIRECTORS
policies to govern the process by which risk assessment and risk management is undertaken, the adequacy of our insurance coverage, our interest rate risk management, our counterparty and credit risks, our capital availability, refinancing risks, and our information security program. Our Manager regularly reports to our board of directors on our leverage policies, our asset origination and acquisition processes, any asset impairments, and our qualification as a REIT and whether we remain excluded from registration as an investment company under the Investment Company Act of
1940, as amended. Members of our board of directors routinely meet with our Manager and our executive officers, as appropriate, in connection with their consideration of matters submitted for the approval of our board of directors and the risks associated with such matters.
Our board of directors believes that its composition protects stockholder interests and provides sufficient independent oversight of our Manager. The independent directors meet separately from the personnel of our Manager in an executive session chaired by our Lead Independent Director on at least a quarterly basis and are very active in the oversight of our
Company. The independent directors oversee such critical matters as the integrity of our financial statements, the evaluation and compensation of our Manager and the selection and evaluation of directors.
Each independent director has the ability to add items to the agenda of board of directors’ meetings or raise subjects for discussion that are not on the agenda for that meeting, and each agenda is reviewed and discussed with our Lead
Independent Director. In addition, our board of directors and each board of directors committee have complete and open access to our Manager and its officers, employees and other personnel who support our Manager in providing services to us under the Management Agreement.
The board of directors believes that it should remain free to determine whether the roles of Chairman and Chief Executive
Officer should be combined or separated based on circumstances and the composition of the board of directors at any given time. The board of directors has determined that a combined Chairman and Chief Executive Officer is in the best interests of the company at this time and has chosen Thomas E. Capasse, who is our Chief Executive Officer, to serve also as the Chairman of the Board. To further strengthen our corporate governance structure and provide strong independent leadership for our board of directors, the Guidelines provide that a Lead Independent Director may be designated at any time that the Chairman of the board of directors is not an independent director. The Lead Independent
Director’s responsibilities are set forth in the Guidelines and include, among others, chairing executive sessions of the independent directors, providing the Chairman of the board of directors with feedback regarding the matters to be discussed at board meetings, acting as the primary liaison between the board of directors and the Chief Executive Officer, and being available to major stockholders for consultation if appropriate. J. Mitchell Reese currently serves in the role of
Lead Independent Director. Our board of directors believes the designation of a Lead Independent Director, coupled with its majority independent composition and the roles that our independent directors perform, provide effective corporate governance at the board of directors level and independent oversight of both our board of directors and our Manager. Our board of directors believes that current governance structure, when combined with the designation of a Lead Independent
Director and the independent director component of our board of directors and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs.
Cybersecurity Risk Oversight.
Subject to the oversight of our board of directors and Audit Committee, cybersecurity risk management is led by our
Incident Response Team, which is led by our Chief Technical Officer and Head of Infrastructure, and supported by the
Chief Financial Officer, Chief Executive Officer and Chief Investment Officer, and General Counsel. Certain members of the Incident Response Team report to our board of directors on a quarterly basis regarding the external threat environment, steps taken by us to address and mitigate cybersecurity risks as well as updates on our readiness to prevent, detect, respond and recover from a potential cybersecurity incident, particularly given the increased use of

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PROPOSAL 1: ELECTION OF DIRECTORS
artificial intelligence to perpetuate cyberattacks. Through this regular communication, the board of directors seeks to maintain reasonable assurance that all material cybersecurity risks are being addressed, an effective risk management framework is being integrated into the business, and that our key initiatives and practices relating to information technology, information security, cybersecurity, disaster recovery, business continuity, data privacy, artificial intelligence and data governance, and compliance with regulatory requirements and industry standards are being implemented.
CODE OF CONDUCT AND ETHICS
Our board of directors has adopted a Code of Conduct and Ethics (the “Code of Ethics”). Our Code of Ethics applies to our officers, directors, employees, and independent contractors and to our Manager’s officers, directors, and employees who act on behalf of the Company. Among other matters, our Code of Ethics is designed to deter wrongdoing and promote:
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
full, fair, accurate, timely and understandable disclosure in our public communications;
compliance with applicable governmental laws, rules and regulations;
prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the code; and
accountability for adherence to the Code of Ethics.
Any waiver of the Code of Ethics for our executive officers or directors may be made only by our board of directors or one of its committees and will be promptly disclosed on our website at ir.readycapital.com if and to the extent required by law or stock exchange regulations.
The Code of Ethics is available for viewing on our website at ir.readycapital.com.
REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS
We have a Related Party Transaction Policy in place that sets forth the procedures for review, approval and monitoring of transactions involving us and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of our outstanding capital stock). Additionally, we will not purchase any assets from, or issued by, certain other funds and managed accounts for which our Manager serves as the investment adviser or any entity managed by our Manager or our Manager’s affiliates or sell any asset to any such entity without the consent of a majority of our board of directors, including a majority of our independent directors. See “Certain Relationships and
Related Transactions—Conflicts of Interest and Related Party Transactions.”
IDENTIFICATION OF DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is responsible, pursuant to the Guidelines and its charter, for identifying director candidates for our board of directors and for recommending director candidates to our board of directors for consideration as nominees to stand for election at our annual meetings of stockholders. Director candidates are recommended for nomination for election as directors in accordance with the procedures set forth in the charter of the
Nominating and Corporate Governance Committee.
We seek highly qualified director candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity, and values. The Nominating and Corporate Governance Committee periodically reviews the appropriate skills

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PROPOSAL 1: ELECTION OF DIRECTORS
and characteristics required for our directors in the context of the current composition of our board of directors, operating requirements, and the long-term interest of our stockholders. In accordance with the Guidelines, directors should possess the highest personal and professional ethics, integrity and values, exercise good business judgment and be committed to representing our long-term interest and those of our stockholders and have an inquisitive and objective perspective, practical wisdom, and mature judgment. The Nominating and Corporate Governance Committee reviews director candidates with the objective of assembling a slate of directors that can best fulfill and promote our goals and recommends director candidates based upon contributions they can make to our board of directors and management, and their ability to represent our long-term interests and those of our stockholders. One factor that our board of directors and the Nominating and Corporate Governance Committee consider is the importance to the Company of diversity in the board room, including diversity in gender, race, ethnicity, and age, as well as among our directors’ fields of expertise, industry experience, and geographic location, and the contribution that directors with different work and life experiences and perspectives can bring to our strategic thinking and the manner in which our business and affairs are supervised by our board of directors.
Upon determining the need for additional or replacement board members, the Nominating and Corporate Governance
Committee identifies director candidates and assesses such director candidates based upon information it receives in connection with the recommendation or it otherwise possesses, which assessment may be supplemented by additional inquiries. In conducting this assessment, the Nominating and Corporate Governance Committee considers knowledge, experience, skills, diversity, and such other factors as it deems appropriate in light of our current needs and those of our board of directors. The Nominating and Corporate Governance Committee may seek input on such director candidates from other directors, including the Chairman of our board of directors, and other personnel of our Manager and recommends director candidates to our board of directors for nomination. The Nominating and Corporate Governance
Committee does not solicit director nominations, but it will consider recommendations by stockholders with respect to elections to be held at an annual meeting, so long as such recommendations are sent on a timely basis in accordance with the advanced notice procedures set forth in our Bylaws as described below and in accordance with applicable law.
The Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees. The Nominating and Corporate Governance Committee may, in its
sole discretion, engage one or more search firms or other consultants, experts or professionals to assist in, among other things, identifying director candidates or gathering information regarding the background and experience of director candidates. If the Nominating and Corporate Governance Committee engages any such third party, the Nominating and
Corporate Governance Committee will have sole authority to approve any fees or terms of retention relating to these services.
To submit a director candidate for consideration for nomination at our 2027 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by no later than 5:00 p.m. Eastern Time, on February 1, 2027, but in no event earlier than January 2, 2027. The written notice must set forth the information and include the materials required by our
Bylaws for advance notice of stockholder nominations. In addition to meeting the requirements under our Bylaws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 annual meeting must provide notice that sets forth the information required by
Rule 14a-19 under the Exchange Act by May 18, 2027. The advanced notice procedures set forth in our Bylaws do not affect the right of stockholders to request the inclusion of proposals in our Proxy Statement pursuant to SEC rules. See
“Submission of Stockholder Proposals” for information regarding providing timely notice of stockholder nominees and stockholder proposals under SEC rules.
Any such nomination should be sent to Andrew Ahlborn, our Secretary, at Ready Capital Corporation, 1251 Avenue of the
Americas, 50th Floor, New York, New York 10020, and, to the extent applicable, must include the information and other materials required by our Bylaws and applicable SEC rules.

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PROPOSAL 1: ELECTION OF DIRECTORS
POLICY ON INSIDER TRADING
We have adopted an Insider Trading Policy to promote compliance with federal, state and foreign securities laws that prohibit certain persons who are aware of material non-public information about a company from: (i) trading in securities of that company; or (ii) providing material non-public information about the Company or about other companies doing business with the Company to persons who may trade on the basis of that information. Our insider trading policy includes pre-clearance requirements and procedures for our officers and directors prior to effecting a transaction. In addition, our officers and directors are not permitted to (i) engage in hedging or monetization transactions involving Company securities, or (ii) pledge Company securities as collateral for a loan.
POLICY ON HEDGING AND PLEDGING TRANSACTIONS
We prohibit our directors and executive officers from engaging in hedging transactions involving our securities (which include any securities issued by, or convertible or exchangeable for securities issued by, us or our subsidiaries).
Prohibited hedging transactions include the use of financial instruments such as puts, calls, prepaid variable forward contracts, equity swaps, short sales, collars, and exchange funds. This prevents such persons from continuing to own our securities without having the full risks and rewards of ownership, which could cause such persons to have objectives that are not aligned with the other stockholders. We also prohibit our directors and executive officers from pledging any
Company securities or borrowing against an account in which such Company securities are held.
CLAWBACK POLICY
We maintain a clawback policy that complies with NYSE listing standards and Rule 10D-1 under the Exchange Act. In the event of a restatement of the reported financial results of the Company due to material non-compliance with financial reporting requirements, the Compensation Committee will recover reasonably promptly the amount of all erroneously awarded compensation received by a former or current executive officer during the covered period (within the meaning of such terms as provided in the NYSE listing standards).
STOCK OWNERSHIP GUIDELINES
The Nominating and Corporate Governance Committee believes that stock ownership by our independent directors and certain of our executive officers is important to further align the interests of these individuals with those of our stockholders and expects these individuals to acquire significant ownership of equity in the Company (“Company Equity”). Our board of directors previously adopted minimum equity ownership guidelines for our independent directors requiring each independent director to maintain a minimum number of shares of Common Stock having a market value equal to or greater than a multiple of five times such independent director’s annual cash retainer (excluding any portion of the retainer fee representing additional compensation for being a committee chair). These mandatory ownership guidelines are intended to create a clear standard that encourages independent directors to remain invested in the performance of our stock price.
Our Nominating and Corporate Governance Committee also determined that it was appropriate to adopt minimum stock ownership guidelines for certain of our Named Executive Officers, including those who are employees of our Manager and are exclusively dedicated to our affairs, as well as certain other employees of our Manager who provide services to us.
Accordingly, we have adopted minimum equity ownership guidelines which require such Named Executive Officers to maintain a minimum number of shares of Common Stock having a market value equal to or greater than a multiple of three times such Named Executive Officer’s base salary, and which also require certain other employees of our Manager that provide services to us to maintain a minimum number of shares of Common Stock having a market value equal to or greater than a multiple of two times such person’s base salary.
For purposes of the ownership guidelines, stock ownership includes any class of our equity securities, whether held directly or indirectly. Restricted stock units (“RSUs”) or restricted Common Stock awards (“RSAs”) are not included for

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PROPOSAL 1: ELECTION OF DIRECTORS
purposes of achievement of the stock ownership guidelines. Effective January 2023, each individual subject to the guidelines has five years from the date he or she becomes subject to the ownership guidelines to satisfy his or her respective requirements and come into compliance with the guidelines.
The Nominating and Corporate Governance Committee periodically reviews the holdings of our independent directors and
Named Executive Officers and other persons subject to these guidelines. Such persons are currently in compliance with these mandatory ownership guidelines either due to ownership of the requisite number of shares or because the individual was within the time period permitted to attain the required level of ownership.
EQUITY GRANT PRACTICES
The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for Named Executive Officers grants in fiscal year 2025.
PERSONAL LOANS TO EXECUTIVE OFFICERS AND DIRECTORS
We comply with, and operate in a manner consistent with, applicable law prohibiting extensions of credit in the form of personal loans to or for the benefit of our directors and executive officers.
COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Stockholders or other interested parties may communicate in writing with our directors, a committee of our board of directors, our independent directors as a group or our board of directors generally. Any such communications may be sent to our board of directors by U.S. mail or overnight delivery and should be directed to our Secretary at Ready Capital
Corporation, 1251 Avenue of the Americas, 50th Floor, New York, New York 10020, who will forward them to the intended recipient(s). Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, at the discretion of our Secretary, are not required, however, to be forwarded to the directors. In addition, when appropriate, the Lead Independent Director is available for engagement with major stockholders.
EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS AND ANNUAL MEETING ATTENDANCE
The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of our board of directors. These executive sessions of our board of directors will be presided over by the Lead Independent Director. Our independent directors and the rest of our Board is encouraged to attend the annual meeting of stockholders. Three of our directors attended last year's annual meeting of stockholders.
CORPORATE GOVERNANCE REVIEW
In overseeing our corporate policies and our overall performance and direction, our board of directors operates in what it believes are the long-term best interests of our Company and our stockholders. In operating under these principles, our board of directors regularly reviews our corporate governance structure and considers whether any changes are necessary or desirable. As part of this review, our board of directors has adopted a number of corporate governance guidelines to better align the interests of our directors and certain executive officers with those of our stockholders, including minimum equity ownership guidelines for our directors and certain executive officers.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Todd Sinai, Meredith Marshall and Dominique Mielle served on the Compensation Committee during fiscal year 2025.
There are no Compensation Committee interlocks and no insider participation required to be reported under the rules and regulations of the Exchange Act.

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PROPOSAL 1: ELECTION OF DIRECTORS
DELINQUENT SECTION 16(a) REPORTS
The members of our board of directors, the executive officers of the Company and persons who hold more than 10% of our common stock (collectively, the “Reporting Persons”) are subject to the reporting requirements of Section 16(a) of the
Exchange Act, which require them to file reports with respect to their ownership of the Company’s securities on Form 3 and transactions in the Company’s securities on Forms 4 or 5. Based solely on its review of the copies of such forms received by it and written representations from the Company’s executive officers and directors, the Company believes that, for the fiscal year ended December 31, 2025, the Section 16(a) filing requirements were complied with by all the
Reporting Persons during and with respect to such year, with the following exceptions: (i) Mr. Ahlborn did not timely file his report on Form 4 with respect to one transaction, which he subsequently filed; and (ii) dividend reinvestment was elected with respect to certain of Mr. Ahlborn's holdings, the necessary reports on Form 4 were not filed with respect to six such reinvestment transactions, and Mr. Ahlborn will promptly file the necessary reports. Four dividend reinvestment transactions also occurred in 2026 and Mr. Ahlborn has not yet, but will promptly, file the necessary reports .

COMPENSATION OF INDEPENDENT DIRECTORS
We pay compensation for service as a director only to those directors who are independent under the NYSE listing standards. During the year ended December 31, 2025, each independent director received an annual cash director's fee of $100,000 and an annual RSA or RSU award with a grant date fair value of $120,000, prorated for time served as an independent director. In addition, the chair of the Audit Committee received an annual cash retainer of $25,000 and Audit
Committee members serving in a non-chair role received an additional cash retainer of $12,500. The chair of the
Compensation Committee received an additional cash retainer of $20,000 and Compensation Committee members serving in a non-chair role received an additional cash retainer of $10,000. The chair of the Nominating and Corporate
Governance Committee received an additional cash retainer of $15,000 and Nominating and Corporate Governance
Committee members serving in a non-chair role received an additional cash retainer of $7,500. We reimbursed all members of our board of directors for their travel expenses incurred in connection with their attendance at full meetings of our board of directors and its committees.
Our independent directors are also generally eligible to receive RSUs, RSAs, and other equity-based equity awards under the Equity Incentive Plans.
2025 DIRECTOR COMPENSATION
The following table summarizes the 2025 annual compensation received by our independent directors.

	Fees Earned or Paid in
Name	Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Meredith Marshall	117,500	120,000	237,500
Dominique Mielle	135,000	120,000	255,000
Gilbert E. Nathan	120,000	120,000	240,000
J. Mitchell Reese	127,500	120,000	247,500
Todd M. Sinai	127,500	120,000	247,500
(1)Annual board fees, chair and committee service fees paid to independent directors in 2025.
(2)The aggregate grant date fair value of awards granted in 2025 based on the stock price on the grant date and calculated under FASB ASC Topic
718 based on the value of the underlying shares on the grant date. Messrs. Marshall and Nathan received RSAs that vest in equal quarterly installments over a one-year period. Dividends are to be paid on unvested shares of RSAs at the same rate and at the same time as dividends on the Company’s Common Stock. Certain of our directors have elected to defer the vesting of their awards. Messrs. Reese and Sinai and Ms. Mielle received RSUs, which RSUs vest on the same schedule as the RSAs and will be settled on the vesting date or, at the election of the director, a deferred settlement date. Dividend equivalent rights accrue on unvested RSUs at the same rate and at the same time as dividends on the
Company's Common Stock.

Ready Capital 2026 Proxy	15

OUR COMPANY
Ready Capital is a multi-strategy real estate finance company that originates, acquires, finances and services lower-to-
middle-market commercial real estate loans, Small Business Administration loans, construction loans and, to a lesser extent, mortgage-backed securities collateralized primarily by lower-to-middle-market or other real estate-related investments and services United States Department of Agriculture loans. Our loans range in original principal amounts generally up to $40 million and are used by businesses to purchase real estate used in their operations or by investors seeking to acquire multi-family, office, retail, mixed use or warehouse properties. Ready Capital is a top 5 Small Business
Administration Preferred Lender.
Formed in 2011, Ready Capital is a publicly traded mortgage REIT (NYSE: RC), and is externally managed by Waterfall
Asset Management, LLC., a NY-based SEC registered investment advisor with $12.2 billion in assets under management as of December 31, 2025.

RC NYSE Ticker
2025 COMPANY PERFORMANCE

400+ Employees	6 Offices	$8.79 BVPS	1.6x Recourse Leverage Ratio	$1.8B Total Originations

$1.64B Capitalization	8,900+ Loan Count

OUR PEOPLE
In our recruitment efforts, we strive to have a diverse group of candidates to consider for roles and aim to both attract and retain exceptionally skilled employees through a culture designed to foster and encourage performance, integrity, and inclusion. We, and our Manager, invest heavily in developing and supporting our employees throughout their careers. We have over 400 employees across offices located in New York, New Jersey, Florida, and Arizona.
We believe that our people are the foundation of our success and are committed to ensuring that they are engaged both professionally and socially. We encourage the professional development of our employees through regular in-person trainings and online learning resources. For example, we provide our employees with unlimited access to hundreds of courses on topics ranging from SBA lending, commercial real estate lending, Excel, PowerPoint, management, and leadership. We also provide quarterly in-person trainings in multiple locations that focus on reinforcing a culture of collaboration and teamwork as well as developing our four core values: Responsiveness, Creative, Personal and
Dependable.

16	Ready Capital 2026 Proxy

OUR COMPANY

OUR CORE VALUES

RESPONSIVENESS	CREATIVE	PERSONAL	DEPENDABLE
We embrace the importance of prompt communication in every aspect of our business. Our flat organizational structure enables quick, qualified answers for our clients.	We think outside the box. We approach every transaction on its own merits to craft customized lending solutions that meet the unique needs of our clients.	Our business value is built on the strength of our client and team member relationships. Every handshake is a new opportunity to deepen the connections that make our business thrive.
We produce results with
confidence when others
can’t, and readily stake
our reputation on our
ability to perform. We
say what we mean,
mean what we say and
place a high premium on
transparent
communication.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE POLICY
Ready Capital takes action to consider how our activity impacts those in our community—both locally and globally. Ready
Capital recognizes the need for our corporate responsibility with respect to environmental, social and governance (“ESG”)
considerations in order to help build a sustainable future. Even as commercial enterprises strive to excel, businesses have embraced the challenge of contributing to a better world, adopting a vision that is encapsulated in the mindset of ESG. As a fiduciary to our stockholders, Ready Capital is committed to taking the necessary steps to create positive impacts, while generating consistent returns and protecting stockholders’ economic and reputational interests. With these goals in mind,
Ready Capital has adopted an Environmental, Social, and Governance Policy (the “ESG Policy”). The ESG Policy
addresses the specific businesses, opportunities and operations entered into and undertaken by the operating companies of Ready Capital and is intended to supplement the ESG policy of our Manager.
Our ESG commitment includes:

ENVIRONMENTAL
Ready Capital recognizes the direct impact our daily operations and personnel have on the world around us, and we are committed to doing our part by limiting our environmental footprint. We have implemented environmental controls in our business operations by adhering to general corporate sustainability practices such as energy reduction through energy efficient products, waste management through recycling and water usage through filtered water dispensers. We endeavor to comply with all applicable local laws and look for opportunities where we can improve even further.
As further described below and in our ESG Policy, Ready Capital is also dedicated to integrating environmental stewardship in its business investments and risk management processes by ensuring ESG issues are appropriately considered in the holistic management of the real estate collateral underlying its loans.

Ready Capital 2026 Proxy	17

OUR COMPANY

SOCIAL
Human capital is crucial to any organization. Ready Capital understands the need to foster a workplace which allows personnel to feel safe, protected, encouraged, and empowered. We believe we have implemented the proper framework to achieve these objectives.
In addition to investing in the well-being of our personnel by offering a comprehensive benefits program, our corporate policies drive a commitment to diversity and inclusion. We believe having such a commitment is the right thing to do and enhances our ability to help our clients achieve their financial goals. We welcome qualified candidates and provide all employees the opportunity to learn, develop and grow without discriminating based on race, ethnicity, color, gender, national origin, age, religion, socioeconomic background, sexual orientation, or physical ability. We also value having diverse perspectives on our board of directors. Our management, at the direction of our board of directors, strives to provide all personnel with necessary training tools to allow for a continued commitment to the highest standards of ethical, moral, and legal business conduct.
Our commitment to diversity and inclusion is rooted in three guiding principles:
1. Our organization is enhanced when diverse viewpoints are present, analyzed, understood, and respected;
2. Leadership potential is enhanced when one is able to constructively interact with others from all walks of life; and
3. Our experiences are enhanced by having positive contact with an ever-changing, but increasingly interconnected, world. We believe our employees succeed and develop when they are exposed to multiple perspectives. We strongly endorse our culture that respects the uniqueness of its members.

18	Ready Capital 2026 Proxy

OUR COMPANY

GOVERNANCE
Good corporate governance supports the long-term interests of our stockholders. The business and affairs of Ready
Capital and its subsidiaries are conducted by their officers and employees, under the direction of the Company's
Chief Executive Officer and the oversight of the Company’s board of directors. The board of directors has three committees: Audit, Compensation and Nominating and Corporate Governance. For more information on our committees, see “Election of Directors—Committee Matters.”
More specifically, the following are areas of governance that the Company considers and acts upon:
1. The Company has a Code of Conduct and Ethics, which is periodically reviewed and updated when appropriate, that requires officers, directors and employees of the Company and its subsidiaries and of the Manager who act on behalf of the Company to act with competence, dignity and integrity and in the best interests of the Company. We understand our obligations to our customers, borrowers and stockholders and seek to avoid conflicts of interest and encourage transparency in our business practices.
2. The Company’s Corporate Governance Guidelines provide that a Lead Independent Director may be designated at any time that the Chairman of our board of directors is not an independent director. This promotes board independence and provides for strong independent leadership of our board of directors.
3. The Nominating and Corporate Governance Committee oversees and reviews the Company's activities and practices relating to sustainability, corporate social responsibility and corporate citizenship matters. This facilitates our adherence to our ESG principles and ensures they are applied, where possible and appropriate, at every level of our operations.
As a whole, and through its committees, our board of directors oversees management and acts in a manner that helps ensure that the long-term interests of our stockholders are served with the utmost commitment to integrity.
Consistent with this undertaking, and the Company's encouragement of open communication, the Company’s Code of Conduct and Ethics and Whistleblowing Procedures (1) provide avenues for covered persons under such policies, including all officers, directors and employees of the Company and its subsidiaries, to report conduct in violation of such policies; and (2) provides that such persons will be protected from retaliation for reporting such conduct in good faith. All such covered persons have a responsibility to guard against and report any illegal, questionable or unethical behavior that can subject the Company or its personnel to civil or criminal liability or that run contrary (or appear to run contrary) to the best interests of the Company.

STOCKHOLDER OUTREACH AND ENGAGEMENT
We believe that fostering long-term relationships with our stockholders and maintaining their trust is a key Company objective and recognize the value of listening to and understanding their perspectives about our business. We conduct stockholder outreach year-round to proactively address issues on a broad array of topics that are important to existing and potential stockholders. Management uses this information to provide updates on a regular basis to our board of directors, who in turn takes such feedback into consideration when overseeing the Company’s strategy, formulating corporate governance and ESG practices and evaluating executive compensation practices.
We have also adopted certain best practices, such as minimum equity ownership guidelines for independent directors as well as certain employees of our Manager who serve as our executive officers, policies prohibiting hedging and pledging

Ready Capital 2026 Proxy	19

OUR COMPANY
transactions by our directors and executive officers, and have developed a compensation framework that includes objective Company and individual performance metrics for the annual cash incentive bonus compensation of those executives whose compensation we reimburse under the Management Agreement, which have included our Chief
Financial Officer, former Chief Credit Officer and former Chief Operating Officer. See “Executive Compensation—
Compensation Discussion and Analysis—Executive Compensation Strategy.”
At our 2025 annual meeting, we also provided our stockholders with the opportunity to indicate whether we should hold an advisory vote on our Named Executive Officers’ compensation every one, two or three years. Based on the preference expressed by our stockholders, as well as other factors, our board of directors decided to conduct an advisory vote on executive compensation annually.

20	Ready Capital 2026 Proxy

OUR COMPANY

INFORMATION REGARDING OUR EXECUTIVE OFFICERS
We are externally managed and advised by our Manager, and our Manager accordingly provides or obtains, on our behalf, the personnel, and services necessary for us to conduct our business. Pursuant to the terms of our Management
Agreement, our Manager and its affiliates provide us certain members of our management team, including our Chief
Executive Officer and Chief Investment Officer, our President and our Chief Financial Officer, along with certain support personnel. The biographies of our Chief Financial Officer and Chief Credit Officer can be found below, each as of the date of this proxy statement. For the biography of Mr. Capasse and Mr. Ross, our Chief Executive Officer and Chief Investment
Officer and our President, respectively, please see “Election of Directors—Information Regarding the Nominees for
Election as Directors.”

ANDREW AHLBORN Chief Financial Officer Age: 42
EXPERIENCE
•Mr. Ahlborn has served as our Chief Financial Officer since March 2019.
•Mr. Ahlborn joined our Manager in 2010 and served as Controller of Ready Capital from 2015 to
2019. Having focused on Ready Capital since its formation in 2011, Mr. Ahlborn has served a vital role in many significant corporate transactions since our inception.
•Prior to joining our Manager he worked in Ernst & Young, LLP’s Financial Services Office.
EDUCATION
•Mr. Ahlborn received a Bachelor of Science degree in Accounting from Fordham University’s Gabelli
School of Business and a Master of Business Administration degree from Columbia Business School.
•He is a licensed Certified Public Accountant in New York.

DOMINICK D. SCALI Chief Credit Officer Age: 45
EXPERIENCE
•Mr. Scali has served as our Chief Credit Officer since February 2026. Prior to joining Ready Capital,
Mr. Scali was head of credit and underwriting for Doral Bank's national bridge lending platform.
•Prior to Doral Bank, he held positions in credit and originations at Anglo Irish bank.
•Mr. Scali began his career at Citigroup working within Citibank's affordable housing department.
EDUCATION
•Mr. Scali received a Bachelor of Science degree from Columbia University in the City of New York.

Ready Capital 2026 Proxy	21

EXECUTIVE COMPENSATION

21	Compensation Discussion and Analysis
22	Executive Compensation Strategy
23	Annual Cash Incentive Program
26	Equity Compensation
28	Compensation Committee Report
30	Summary Compensation Table
32	Potential Payments Upon Termination or Change in Control
32	Pay Ratio Disclosure
33	Pay versus Performance

COMPENSATION DISCUSSION AND ANALYSIS

NAMED EXECUTIVE OFFICER	TITLE/ROLE
Thomas E. Capasse	Chief Executive Officer and Chief Investment Officer
Jack J. Ross	President
Andrew Ahlborn	Chief Financial Officer
Gary Taylor	Former Chief Operating Officer
Adam Zausmer	Former Chief Credit Officer
This compensation discussion and analysis describes our compensation objectives and policies, including in relation to compensation received for the year ended December 31, 2025, by our Named Executive Officers Thomas E. Capasse,
our Chief Executive Officer and Chief Investment Officer, Jack J. Ross, our President, Andrew Ahlborn, our Chief Financial
Officer, Gary Taylor, our former Chief Operating Officer, and Adam Zausmer, our former Chief Credit Officer. Subsequent to the period covered by this analysis, Mr. Taylor stepped down as our Chief Operating Officer, Mr. Zausmer and the
Company mutually separated and Mr. Scali was appointed as the Company's Chief Credit Officer.
We are managed by our Manager pursuant to the Management Agreement whereby we pay our Manager a management fee and incentive distribution and reimbursed our Manager for the allocable share of the compensation of personnel hired by our Manager who are dedicated primarily to us, based on the percentage of time spent managing our affairs. For details regarding payments under the Management Agreement, see “Certain Relationships and Related Transactions—
Management Agreement.”
Our Named Executive Officers were employees of our Manager or one of its affiliates and did not receive cash compensation from us for serving as our executive officers. We do not pay or reimburse our Manager for any portion of the cash compensation that is paid by our Manager and its affiliates to Mr. Capasse, our Chief Executive Officer and Chief
Investment Officer, or Mr. Ross, our President.
We were responsible for reimbursing our Manager for the compensation paid to our Chief Financial Officer, former Chief
Credit Officer and former Chief Operating Officer, who were exclusively dedicated to our affairs. Our Compensation
Committee has also, from time to time, paid special cash bonuses and/or granted long-term equity-based awards to certain of our Named Executive Officers pursuant to the Equity Incentive Plans. These awards are designed to support our objectives of aligning the interests of our Named Executive Officers with those of our stockholders, promoting our long-term performance and value creation, and retaining these individuals who are critical to our growth and long-term

22	Ready Capital 2026 Proxy
success. A discussion of our and our Manager’s compensation strategy and the compensation we reimbursed to our
Manager for our Named Executive Officers in respect of the performance year ended December 31, 2025 is set forth below.

EXECUTIVE COMPENSATION STRATEGY
At our 2025 annual meeting of stockholders, approximately 87% of the votes cast by our stockholders supported our say-on-pay advisory vote on executive compensation. The Compensation Committee continuously examines and assesses our executive compensation practices relative to our compensation philosophy and objectives, as well as competitive market practices. While our historical results indicate support for our executive compensation program, the
Compensation Committee continues to review our executive compensation program to assess its effectiveness and alignment with stockholder interests, as discussed further below. As part of the Compensation Committee’s ongoing evaluation of our compensation strategy, the Compensation Committee determined that it would be appropriate to continue to recommend that our
Manager take a formulaic approach with respect to the compensation of those executive officers whose compensation we reimbursed under the Management
Agreement, which included our Chief Financial Officer, former Chief Credit Officer and former Chief Operating Officer. The Company engaged Farient as an independent compensation consultant to assist in developing objective performance standards for the annual cash incentive bonus plan for 2025 and long-term equity grants for the performance year 2025, which were granted to these officers in March 2026. Farient met with the Manager and our Compensation Committee on several occasions to discuss guiding principles, competitive market trends, peer group pay practices and other compensation considerations.
Annual Cash Incentive Program.  Consistent with the Compensation Committee’s focus on incentive compensation that aligns executive compensation with our overall performance, the Compensation Committee recommended and our board of directors and our Manager approved the framework for the annual cash incentive bonus plan for 2025, which provides for a formulaic approach to align executive compensation with objective performance criteria, both for the individual executive officers and for the Company as a whole.
Under the annual cash incentive bonus plan for 2025, our Chief Financial Officer, former Chief Operating Officer and former Chief Credit Officer had the opportunity to earn threshold, target or maximum incentive cash bonus amounts based on the levels of achievement of the criteria described below under “Annual Cash Incentive Program”. Whether any of the threshold, target or maximum bonus levels are attained will be determined by the Compensation Committee based on achievement of the criteria described below under “Annual Cash Incentive Program”, including the individual component, and the weighting of each criterion.
Long-term Equity Awards.  The Compensation Committee believes that equity-based incentives are an effective means of motivating and rewarding long-term Company performance and value creation. In addition, equity-based incentives appropriately align the interests of management with those of our stockholders. Our long-term equity compensation program includes the following features:
   Allocation of Awards: Year-end equity-based awards are allocated 50% to time-based equity awards that vest based on continued employment or service over a three-year vesting period and 50% to performance-based

Ready Capital 2026 Proxy	23

EXECUTIVE COMPENSATION
equity awards that remain at risk and are subject to forfeiture subject to the achievement of pre-established metrics over a three-year performance period.
   Performance-Based Vesting Criteria: Metrics for performance-based equity awards are tied solely to Company performance, which metrics have historically included distributable return on equity (ROE) capital and total stockholder return (TSR) relative to an executive compensation peer group, each measured over a cumulative three-year period.
   Payout Opportunities: The performance-based equity awards incorporate three levels of opportunity –threshold, target and maximum – which determine the amount of the performance-based equity awards that will be earned.
Peer Group.  The executive compensation peer group (the “peer group”) used to evaluate and determine total compensation for Messrs. Ahlborn, Taylor and Zausmer is set forth below. Each component company is an internally managed company with an emphasis on mortgage financing and fits within the size parameters approved by the
Compensation Committee (market capitalization and total enterprise value of 0.7x to 13.1x of the Company’s market capitalization and total enterprise value).

● Adamas Trust, Inc.	● Ladder Capital Corp.
● AGNC Investment Corp.	● MFA Financial, Inc.
● Arbor Realty Trust, Inc.	● Radian Group Inc.
● BrightSpire Capital, Inc.	● Redwood Trust, Inc.
● Chimera Investment Corporation	● Rithm Capital
● Dynex Capital, Inc.	● Two Harbors Investment Corp.
● Hannon Armstrong Sustainable Infrastructure Capital, Inc.	● Walker & Dunlop, Inc.
The peer group for 2025 was the same peer group as for 2024, except for the removal of Mr. Cooper Group, Inc., which was removed as it no longer matched the Company’s peer group profile.
Executive Compensation for the 2025 Performance Year.  Our Named Executive Officers were employees of our
Manager and were compensated by our Manager and its affiliates under compensation arrangements made with and determined by our Manager and its affiliates. Our Manager consulted with the Compensation Committee and our board of directors regarding the philosophy, process and structure of compensation of these Named Executive Officers, and the
Compensation Committee reviewed the allocable share of the compensation of our Manager’s personnel, including our
Chief Financial Officer, former Chief Credit Officer and former Chief Operating Officer, that we reimbursed to our Manager under the Management Agreement. Consistent with our compensation strategy, our Manager’s compensation philosophy is to seek to align the interests of its professionals with those of its investors and investors in the vehicles that it manages, including us.

ANNUAL CASH INCENTIVE PROGRAM

24	Ready Capital 2026 Proxy

EXECUTIVE COMPENSATION
The annual cash incentive bonus plan for 2025 includes the following performance criteria for evaluation of the Company’s performance and the performance of Messrs. Ahlborn, Taylor and Zausmer, whose cash compensation we reimbursed to our Manager under the Management Agreement:

	2025 Annual Cash Bonus Metric Weightings
Name	Distributable ROE(1)	Adjusted Distributable ROE(2)	Individual(3)
Andrew Ahlborn	30%	30%	40%
Gary Taylor	30%	30%	40%
Adam Zausmer	30%	30%	40%
(1)Distributable ROE is calculated as the amount of 2025 distributable earnings returned as a percentage of average stockholders’ equity. For purposes of the annual cash bonus plan, the Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain MBS not retained by the Company as part of its loan origination business, realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights (“MSRs") from discontinued operations, unrealized changes in the current expected credit loss reserve and valuation allowances, unrealized gains and losses on de-designated cash flow hedges, unrealized gains and losses on foreign exchange hedges, unrealized gains and losses on certain unconsolidated joint ventures, non-cash compensation expense related to stock-based incentive plans, unrealized gains and losses on preferred equity, at fair value, unrealized gains and losses or other non-cash items related to real estate owned and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses. We selected Distributable ROE because we believe it is the most relevant metric for determining ongoing profitability period over period.
(2)Adjusted distributable ROE is calculated as the amount of 2025 distributable earnings before realized losses on certain investments, such as charge-offs and losses realized on sales of real estate owned assets and lower-to-middle-market loans returned as a percentage of average stockholders’ equity. We selected adjusted distributable ROE because we believe it is the most relevant metric for determining ongoing profitability period over period.
(3)The individual component of the annual cash bonus allows for an evaluation of the individual contributions of each of Messrs. Ahlborn, Taylor and
Zausmer. Mr. Ahlborn’s individual goals were corporate and finance-focused, such as optimization of corporate debt and warehouse lines and liquidity management. Mr. Taylor’s individual goals were operations-focused, such as human resources management and operations infrastructure enhancement. Mr. Zausmer’s individual goals were CRE-focused, such as implementation of a dedicated sales leadership model and identification of new sourcing channels.

	2025 Annual Cash Bonus Performance Targets
Name	Distributable ROE(1)	Adjusted Distributable ROE(2)
Threshold	0%	0%
Target	8%	8%
Maximum	10%	10%
Actual	(6.4)%	6.1%
(1)Distributable ROE is calculated as the amount of 2025 distributable earnings returned as a percentage of average stockholders’ equity. For purposes of the annual cash bonus plan, the Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain MBS not retained by the Company as part of its loan origination business, realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights (“MSRs") from discontinued operations, unrealized changes in the current expected credit loss reserve and valuation allowances, unrealized gains and losses on de-designated cash flow hedges, unrealized gains and losses on foreign exchange hedges, unrealized gains and losses on certain unconsolidated joint ventures, non-cash compensation expense related to stock-based incentive plans, unrealized gains and losses on preferred equity, at fair value, unrealized gains and losses or other non-cash items related to real estate owned and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses. We selected Distributable ROE because we believe it is the most relevant metric for determining ongoing profitability period over period.
(2)Adjusted distributable ROE is calculated as the amount of 2025 distributable earnings before realized losses on certain investments, such as charge-offs and losses realized on sales of real estate owned assets and lower-to-middle-market loans returned as a percentage of average stockholders’ equity. We selected adjusted distributable ROE because we believe it is the most relevant metric for determining ongoing profitability period over period

Ready Capital 2026 Proxy	25

EXECUTIVE COMPENSATION
Under the annual cash incentive bonus plan for 2025, each of Messrs. Ahlborn, Taylor and Zausmer had the opportunity to earn threshold (100% of base salary), target (200% of base salary) or maximum (350% of base salary) incentive cash bonus amounts based on the levels of achievement of the criteria described above. Whether any of the threshold, target or maximum bonus levels were attained was determined by the Compensation Committee based on achievement of the criteria described above, including the individual component, and the weighting of each criterion. Actual bonuses paid for
2025 are described below.

	2025 Annual Cash Bonus Opportunities and Payout
	Threshold ($)	Target ($)	Maximum ($)	Actual*
Andrew Ahlborn	550,000	1,100,000	1,925,000	946,000
Gary Taylor	450,000	900,000	1,575,000	747,000
Adam Zausmer	550,000	1,100,000	1,925,000	-
*Messrs. Ahlborn and Taylor earned 90% and 86%, respectively, of the individual component of the annual cash bonus plan. Mr. Zausmer and the
Company mutually separated before the payment of 2025 bonuses for our Named Executive Officers, and he was therefore not entitled to receive such bonus.
Actual Cash Compensation for 2025.  During the year ended December 31, 2025, pursuant to the terms of the
Management Agreement, we reimbursed our Manager for the cash compensation of Messrs. Ahlborn, Taylor and
Zausmer, who were exclusively dedicated to our affairs.
•For the performance year ended December 31, 2025, the total amount of cash compensation (including annual base salary, annual bonus and any related withholding taxes and employee benefits) paid by our Manager that was allocable to and reimbursed by us for Mr. Ahlborn, our Chief Financial Officer, was $1,566,435, including
$550,000 in base salary and an annual cash bonus of $946,000, which reflects a less than target bonus payable under the bonus program discussed above based on actual performance results as set forth in the table above.
The Compensation Committee and our Manager determined that Mr. Ahlborn’s annual base salary will be
$550,000 for the year ended December 31, 2026, consistent with his 2025 base salary.
•For the performance year ended December 31, 2025, the total amount of cash compensation (including annual base salary, annual bonus and any related withholding taxes and employee benefits) paid by our Manager that was allocable to and reimbursed by us for Mr. Taylor, our former Chief Operating Officer, was $1,262,640, including $450,000 in base salary and a cash bonus of $747,000, which reflects a less than target bonus payable under the bonus program discussed above based on actual performance results as set forth in the table above.
•For the performance year ended December 31, 2025, the total amount of cash compensation (including annual base salary and any related withholding taxes and employee benefits) paid by our Manager that was allocable to and reimbursed by us for Mr. Zausmer, our former Chief Credit Officer, was $620,660, including $550,000 in base salary.
We do not pay or reimburse our Manager for any portion of the cash compensation that is paid by our Manager and its affiliates to Mr. Capasse, our Chief Executive Officer and Chief Investment Officer, or Mr. Ross, our President. While these individuals devote such portion of their time to our affairs as is necessary to enable our Company to effectively operate our business, they also provide management and other services to other entities that are managed or advised by our
Manager and its affiliates. Messrs. Capasse and Ross, as non-reimbursed Named Executive Officers, receive compensation directly from our Manager and its affiliates in the form of salaries. The compensation paid by our Manager to Messrs. Capasse and Ross is derived in part from the management fee and incentive distribution we pay to the
Manager and in part from various other revenue streams generated by our Manager and its affiliates in its ordinary course of operations as an asset manager.

26	Ready Capital 2026 Proxy

EXECUTIVE COMPENSATION
As described in greater detail below, under the terms of the Management Agreement, our Manager is paid a management fee calculated and payable quarterly in arrears equal to 1.5% per annum of the Company's stockholders' equity up to
$500 million and 1.00% per annum of stockholders' equity in excess of $500 million. Under the partnership agreement of our Operating Partnership, our Manager is also entitled to receive an incentive distribution, distributed quarterly in arrears, equal to 15% of core earnings over a 8% hurdle; provided, however, that no incentive distribution is payable with respect to any calendar quarter unless cumulative core earnings is greater than zero for the most recently completed 12 calendar quarters. In 2025, our Manager received total compensation from our Company of $20.3 million in management fees and no incentive distributions.
Messrs. Capasse and Ross are also equity holders in our Manager and its affiliates and, accordingly, have an interest in the profits and losses of our Manager and its affiliates from these entities' past, present and future investments and businesses. The profits and losses of our Manager and its affiliates vary each year and any allocations of such profits to the equity holders of our Manager and its affiliates, including Messrs. Capasse and Ross are independent of the services they may provide to our Manager in supporting our business.
The Management Agreement does not require that any specified amount or percentage of the management fee or incentive distribution we pay to our Manager be allocated to our non-reimbursed Named Executive Officers. However, to put into context the compensation paid by our Manager to these Named Executive Officers in relation to the management fee and incentive distribution, our Manager estimates that the total compensation of Messrs. Capasse and Ross that was reasonably associated with their support of our Manager on behalf of our Company was $3.1 million representing approximately 15% of the management fee paid by us to our Manager in 2025. Of this amount, our Manager estimates that approximately $1.2 million, or 39%, was fixed (i.e., annual base salary), and $1.9 million, or 61%, was variable. The estimated $1.9 million of non-fixed compensation of Messrs. Capasse and Ross in 2025 was variable because it represented the estimated profit allocation in 2025 to Messrs. Capasse and Ross related to their equity ownership of our
Manager and its affiliates. The estimated 2025 profit allocation to Messrs. Capasse and Ross that was reasonably associated with their support of our Manager on behalf of our Company was based on their indirect equity interest in the management fees received by our Manager from our Company less the compensation of employees of our Manager and other expenses that were reasonably associated with their support of our Manager on behalf of our Company.

EQUITY COMPENSATION
The Compensation Committee has granted and may, from time to time, grant equity-based awards designed to align the interests of our Manager and the personnel of our Manager and our Manager’s affiliates who support our Manager in providing services to us under the Management Agreement with those of our stockholders, by allowing our Manager and personnel of our Manager and our Manager’s affiliates to share in the creation of value for our stockholders through stock appreciation and dividends. These equity-based awards are generally subject to vesting requirements designed to promote retention and to achieve strong performance for us. These awards further provide flexibility to us to enable our
Manager to attract, motivate and retain talented individuals. Our stockholders have approved the Equity Incentive Plans, which provide for the issuance of equity-based awards, including stock options, restricted shares of Common Stock, phantom shares, dividend equivalent rights, restricted limited partner profit interests (“LTIP units”) and other restricted limited partnership units issued by the Company (or our Operating Partnership) and other equity-based awards.
Our board of directors has delegated its administrative responsibilities under the Equity Incentive Plans to the
Compensation Committee. In its capacity as plan administrator, the Compensation Committee has the authority to make awards to our Manager, our directors and officers and the employees and other personnel of our Manager and our
Manager’s affiliates who support our Manager in providing services to us under the Management Agreement, and to determine what form the awards will take and the terms and conditions of the awards.

Ready Capital 2026 Proxy	27

EXECUTIVE COMPENSATION
Historically, we have not granted any awards under the Equity Incentive Plans to our Chief Executive Officer and Chief
Investment Officer or our President as part of our compensation program. Rather, under the terms of the Management
Agreement, we pay 50% of the incentive distribution to our Manager in shares of our Common Stock and such officers, as equity holders of our Manager, have an interest in the shares of Common Stock that we pay to our Manager in respect of the incentive distribution. As part of our equity compensation program, we have made certain grants of awards to other personnel of our Manager who provide services to us, including Messrs. Ahlborn, Taylor and Zausmer, as described below under “Equity Grants”.
The Compensation Committee will, on an ongoing basis, continue to examine and assess our executive compensation practices relative to our compensation philosophy and objectives, as well as competitive market practices, and will make or recommend to our board of directors modifications to the compensation programs, as deemed appropriate. The
Company engaged Farient as its independent compensation consultant to assist in evaluating our equity compensation program in respect of the performance year ended December 31, 2025, as well as our overall compensation program for
2025. Farient’s services to us have been limited to the compensation-related services described in this Proxy Statement.
Farient provided an analysis of guiding principles, competitive market trends, peer group pay practices, compensation strategy and other compensation considerations.
Equity Grants
Equity Grants For the 2024 Performance Year (Granted in 2025)
In February 2025, our board of directors approved recommendations by the Compensation Committee with respect to the long-term equity awards to Messrs. Ahlborn, Zausmer and Taylor, in respect of performance for the year ended December 31, 2024, including the specific performance metrics, weighting and levels of opportunity for performance-based equity awards as described below. In determining the long-term equity awards to Messrs. Ahlborn,
Taylor, and Zausmer, the Compensation Committee focused on the measures and factors described above under
“Executive Compensation for the 2024 Performance Year.” Based upon these considerations, the Compensation
Committee approved long-term equity awards as follows in respect of performance for the year ended December 31,
2024, subject to the forward-looking vesting criteria described below:

Names	Award Granted(1)	Grant Date Fair Value of Award
Andrew Ahlborn	178,572	$1,200,000
Gary Taylor	119,048	$800,000
Adam Zausmer	178,572	$1,200,000
(1)Granted on February 22, 2025, 50% of the award is comprised of time-based shares of restricted Common Stock and 50% of the award is comprised of performance-based RSUs that are eligible to vest based on achievement of pre-established performance metrics discussed below. The number of performance-based awards included in this amount reflects vesting at a “target” payout percentage as shown in the table.
Key Terms of the Year-End 2024 Performance-Based Equity Awards (Granted in 2025)
With respect to the long-term equity awards granted to Messrs. Ahlborn, Taylor, and Zausmer in respect of performance for the year ended December 31, 2024 (which were granted in 2025), 50% of such awards are time-based shares of restricted Common Stock that vest ratably in equal annual installments over three-year period based solely on continued employment or service. Dividends are paid on all time-based awards, vested and non-vested.

28	Ready Capital 2026 Proxy

EXECUTIVE COMPENSATION
The remaining 50% of such awards are performance-based RSUs. These performance-based equity awards remain at risk and are subject to forfeiture subject to the achievement of annualized Distributable ROE metrics (50% weighting) and relative TSR (50% weighting) relative to the performance of the peer group designated by the Compensation Committee
(disclosed above under “Executive Compensation Strategy”), in each case for the performance period commencing
January 1, 2025, and ending December 31, 2027. Dividends payable in connection with performance-based equity awards will only be paid to the extent that the performance-based vesting conditions are satisfied and such awards are earned and vested.
Achievement and Settlement of 2022 Performance Awards (Granted in 2023)
The Compensation Committee previously granted to Messrs. Ahlborn, Taylor and Zausmer performance-based
RSUs that were eligible to vest based on achievement of our distributable ROE and TSR relative to the performance of the peer group designated by the Compensation Committee for the performance period commencing January 1, 2023, and ending December 31, 2025 (the “2023 Performance RSUs”). Following the conclusion of the performance period on
December 31, 2025, the Board determined that the distributable ROE and relative TSR goals were not achieved and the
2023 Performance RSUs were therefore forfeited.

Metric	Weight	Threshold (50%)	Target (100%)	Maximum (200%)	Result	Payout
Distributable ROE(1)	50%	7%	9%	11%	4.25%	0%
Relative TSR(1)(2)	50%	25th	50th	75th	0%	0%
(1)Performance and payouts are subject to straight-line interpolation between points.
(2)The peer group for the 2023 Performance RSUs included the following companies: Starwood Property Trust, Inc., Blackstone Mortgage Trust, Inc.,
Chimera Investment Corporation, Arbor Realty Trust, Inc., MFA Financial, Inc., Two Harbors Investment Corp., Apollo Commercial Real Estate
Finance, Inc., Invesco Mortgage Capital Inc., PennyMac Mortgage Investment Trust, Redwood Trust, Inc., Ladder Capital Corp, Adamas Trust, Inc.,
Ares Commercial Real Estate Corporation, Cherry Hill Mortgage Investment Corporation, TPG RE Finance Trust, Inc., Brightspire Capital, Inc., KKR
Real Estate Finance Trust Inc., Granite Point Mortgage Trust Inc., and ACRES Commercial Realty Corp.
Impact of Performance on Compensation
The following summarizes the realized pay for Messrs. Ahlborn, Taylor and Zausmer for 2025, which shows (i)
base salary paid during 2025; (ii) annual cash bonus earned for 2025; (iii) the pre-tax value of restricted shares and units vested during 2025, valued at the time of such vesting.

Names	Base Salary ($)	Non-Equity Incentive ($)	Value Realized on Vesting ($)	Total Realized Pay ($)
Andrew Ahlborn	$550,000	$946,000	$1,118,892	2,614,892
Gary Taylor	$450,000	$747,000	$522,510	1,719,510
Adam Zausmer	$550,000	$—	$1,118,892	1,668,892

COMPENSATION COMMITTEE REPORT
The Compensation Committee evaluates and establishes equity award compensation for our Manager and our directors and officers, employees and other personnel of our Manager and its affiliates who support our Manager in providing services to us under the Management Agreement and administers the Company’s equity incentive plans. The
Compensation Committee consults with our Manager when determining the level of grants under the equity incentive plans to be payable to our Manager, our executive officers and other personnel of our Manager and its affiliates who support our Manager in providing services to us under the Management Agreement. The Compensation Committee has
reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement

Ready Capital 2026 Proxy	29

EXECUTIVE COMPENSATION
and, based on such review and discussion, recommended to our board of directors that the Compensation Discussion and
Analysis be included in this Proxy Statement for filing with the SEC. The Compensation Committee believes that the
Compensation Discussion and Analysis fairly represents the philosophy, intent and actions of the Compensation
Committee with regard to executive compensation.
Todd Sinai, Chairperson
Meredith Marshall
Dominique Mielle
The foregoing Compensation Committee Report shall not be deemed under the Securities Act or the Exchange Act to be
(i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

30	Ready Capital 2026 Proxy

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
The following table below sets forth the compensation of our Named Executive Officers (Messrs. Ahlborn, Zausmer and
Taylor) reimbursed to our Manager by us or, in the case of bonuses paid in connection with the Company’s merger with
Broadmark Realty Capital, Inc. (the “Merger-Related Cash Bonuses”), paid by us, for the fiscal years ended December 31,
2025, 2024 and 2023. Other than with respect to Messrs. Ahlborn, Taylor, and Zausmer we did not pay or make any reimbursement for any compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)		Stock Awards ($)(2)	Non-Equity Incentive Compensation ($)	All Other Compensation ($)(3)	Total ($)

Andrew Ahlborn	2025	$550,000	$-		$1,200,000	$946,000	$70,435	$2,766,435
Chief Financial Officer	2024	$450,000	$-		$800,000	$1,050,000	$28,575	$2,328,575
	2023	$450,000	$550,000	(4)	$1,800,000	$1,025,000	$33,327	$3,858,327
Gary Taylor	2025	$450,000	$-		$800,000	$747,000	$65,640	$2,062,640
Former Chief Operating Officer	2024	$450,000	$-		$800,000	$766,000	$24,431	$2,040,431
	2023	$450,000	$150,000	(4)	$1,050,000	$900,000	$27,578	$2,577,578
Adam Zausmer	2025	$550,000	$-		$1,200,000	$-	$70,660	$1,820,660
Former Chief Credit Officer	2024	$450,000	$-		$800,000	$1,001,000	$28,669	$2,279,669
	2023	$450,000	$550,000	(4)	$1,800,000	$1,025,000	$33,421	$3,858,421
(1)The Named Executive Officers were employees of our Manager or its affiliates and, with the exception of the Merger-Related Bonuses, were not paid cash compensation by us.
(2)The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of RSAs and performance-based RSUs calculated under FASB ASC Topic 718, based on the value of the underlying shares on the grant date and, with respect to the performance-based
RSUs, the probable outcome of performance-based vesting conditions on the grant date (at target performance levels). Assuming, instead, the highest level of performance achievement as of the grant date for the performance-based RSUs granted in 2025, the aggregate grant date fair value of the performance-based awards would have been as follows: Mr. Ahlborn, $1,200,000; Mr. Taylor, $800,000; and Mr. Zausmer, $1,200,000.
(3)The amounts reported for 2025 represents (i) employer 401(k) matching contributions of $7,000 for each of Messrs. Ahlborn, Taylor and Zausmer;
(ii) employer cash balance plan contributions of $7,000 for each of Messrs. Ahlborn, Taylor and Zausmer; (iii) medical and dental benefits reimbursed by Ready Capital to our Manager of $16,935 for Mr. Ahlborn, $12,140 for Mr. Taylor, and $17,160 for Mr. Zausmer; and (iv) 401(k) profit sharing plan contributions of $39,500 for each of Messrs. Ahlborn, Taylor and Zausmer.
(4)The amounts reported for 2023 reflect the Merger-Related Cash Bonuses.

Ready Capital 2026 Proxy	31

EXECUTIVE COMPENSATION
2025 Grants of Plan-Based Awards. The following table summarizes certain information regarding all plan-based awards granted during the 2025 fiscal year to our Named Executive Officers.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(#)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)			All Other	Grant Date Fair
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock Awards: Number of Shares of Stock or Units(#)(3)	Value of Stock and Option Awards ($)(4)
Andrew Ahlborn		$550,000	$1,100,000	$1,925,000
	02-22-25				44,643	89,286	178,572		$600,000
	02-22-25							89,286	$600,000
Gary Taylor		$450,000	$900,000	$1,575,000
	02-22-25				29,762	59,524	119,048		$400,000
	02-22-25							59,524	$400,000
Adam Zausmer		$550,000	$1,100,000	$1,925,000
	02-22-25				44,643	89,286	178,572		$600,000
	02-22-25							89,286	$600,000
(1)Amounts in this column represent the annual cash bonus opportunities.
(2)Amounts represent performance-based RSUs, which are eligible to vest based on achievement of relative TSR and Distributable ROE metrics.
(3)Amounts in this column represent RSAs, which vest in equal installments of one-third on March 15, 2026, March 15, 2027 and March 15, 2028.
(4)The amounts in this column represent the grant date fair value of RSA and performance-based RSU awards.
Outstanding Equity Awards as of the 2025 Fiscal Year-End. The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the 2025 fiscal year by each Named Executive Officer.

		Stock Awards
							Equity Incentive
					Equity Incentive		Plan Awards:
					Plan Awards:		Market or
					Number of		Payout Value of
					Unearned		Unearned
		Number of Shares		Market Value of Shares	Shares, Units or		Shares, Units or
		or Units of Stock		or Units of Stock	Other Rights		Other Rights
		That Have		That Have	That Have Not		That Have Not
Names	Grant Date	Not Vested (#)		Not Vested ($)(1)	Vested (#)		Vested ($)(1)
Andrew Ahlborn	02-12-23	10,272	(2)	$22,393
	02-22-24	29,432	(3)	$64,162	44,150	(6)	$96,247
	02-22-25	89,286	(4)	$194,643	89,286	(7)	$194,643

Gary Taylor	02-12-23	10,272	(2)	$22,393
	02-22-24	29,432	(3)	$64,162	44,150	(6)	$96,247
	02-22-25	59,524	(4)	$129,762	59,524	(7)	$129,762

Adam Zausmer	02-12-23	10,272	(5)	$22,393
	02-22-24	29,432	(5)	$64,162	44,150	(5)(6)	$96,247
	02-22-25	89,286	(5)	$194,643	89,286	(5)(7)	$194,643

(1)Based on the closing price of our Common Stock on the last business day of the fiscal year ended December 31, 2025 ($2.18).

32	Ready Capital 2026 Proxy

EXECUTIVE COMPENSATION
(2)Represents RSAs for Messrs. Ahlborn, Taylor and Zausmer, respectively, granted pursuant to the Prior Plan, which vested on March 15, 2026.
(3)Represents RSAs granted pursuant to the 2023 Plan, one-half of which vested on March 15, 2026, and the remaining one-half will vest on March
15, 2027.
(4)Represents RSAs granted pursuant to the 2023 Plan, one-third of which vested on March 15, 2026, and the remaining two-thirds will vest in equal installments on each of March 15, 2027 and March 15, 2028.
(5)Mr. Zausmer and the Company mutually separated before the RSAs and performance-based RSUs granted pursuant to the Equity Incentive Plans vested.
(6)Represents performance-based RSUs (at target level) granted pursuant to the 2023 Plan, 50% of which vest based on annualized Distributable
ROE for the three-year forward-looking period ending December 31, 2026, and 50% to awards that vest based on our TSR for such three-year forward-looking performance period relative to the performance of the peer group.
(7)Represents performance-based RSUs (at target level) granted pursuant to the 2023 Plan, 50% of which vest based on annualized Distributable
ROE for the three-year forward-looking period ending December 31, 2027, and 50% to awards that vest based on our TSR for such three-year forward-looking performance period relative to the performance of the peer group.
Stock Awards Vested During 2025 Fiscal Year. The following table sets forth certain information with respect to the vesting of stock awards for each Named Executive Officer.

Names	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Andrew Ahlborn	202,061	1,118,892
Gary Taylor	86,957	522,510
Adam Zausmer	202,061	1,118,892
(1)Represents the vesting of RSAs and performance-based RSUs.
(2)The value realized on vesting of RSAs is based on the closing price of our Common Stock on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Our Named Executive Officers are employees of our Manager or our Manager’s affiliates and therefore we have no obligation to pay them any form of compensation upon their termination of employment.
The Equity Incentive Plans provide that, in the event of a “change in control” (as such term is defined in the Equity
Incentive Plans), the Compensation Committee shall take any such action as in its discretion it shall consider necessary to maintain each grantee’s rights under the Equity Incentive Plans (including under each such grantee’s applicable award agreement) so that such grantee’s rights are substantially proportionate to the rights existing prior to such event, including, without limitation, adjustments in the number of shares, options or other awards granted, the number and kind of shares or other property to be distributed in respect of any options or rights previously granted under the Equity Incentive Plans, and the exercise price, purchase price, and performance-based criteria established in connection with any grants. The Equity
Incentive Plans also provide that if Company is not the surviving corporation in a change in control, and the outstanding awards are not assumed by the successor to the Company, then outstanding awards will become fully-vested. Assuming that a change in control had occurred as of December 31, 2025, our Named Executive Officers’ outstanding stock awards would have had the following value based on the closing price of our Common Stock on December 31, 2025 ($2.18) and assuming target payout of outstanding performance-based RSUs: Mr. Ahlborn, $572,089; Mr. Taylor, $442,326; and Mr.
Zausmer, $572,089.

PAY RATIO DISCLOSURE
In August 2015, the SEC implemented the provision of the Dodd-Frank Wall Street Reform and Consumer Protection Act,
which requires U.S. publicly traded companies to disclose the ratio of their Chief Executive Officer’s compensation to that of their median employee. As previously noted, we do not pay or reimburse our Manager for any portion of the compensation that is paid by our Manager and its affiliates to our Chief Executive Officer, Thomas E. Capasse. Because
of this, the Company is not able to calculate and provide the ratio of Mr. Capasse’s compensation.

Ready Capital 2026 Proxy	33

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE
The following table below sets forth the “compensation actually paid” or “CAP” of our Named Executive Officers whose compensation we reimbursed (Mr. Ahlborn, our Chief Financial Officer, Mr. Zausmer, our former Chief Credit Officer, and
Mr. Taylor, our former Chief Operating Officer), calculated in accordance with Item 402(v) of Regulation S-K for the fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021, along with the company performance measures utilized to determine and compare against CAP.

					Value of Initial Fixed $100 Investment Based On:			Company-Selected Measure:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers	Total Stockholder Return	Peer Group Total Stockholder Return (3)	Net Income (Loss) ($ in thousands)	Distributable Return on Equity (4)
2025	-	-	$2,216,578	$1,068,293	$47.2	$182.5	$(221,061)	(15.0)%
2024	-	-	$2,216,225	$1,354,954	$130.5	$194.8	$(430,398)	0.9%
2023	-	-	$3,431,442	$3,318,403	$173.0	$204.0	$348,411	8.6%
2022	-	-	$2,355,834	$1,870,843	$165.3	$165.4	$203,163	12.8%
2021	-	-	$1,656,291	$1,879,624	$206.5	$203.5	$159,974	15.4%
(1)Mr. Capasse is the principal executive officer (“PEO”) for fiscal years 2021 through 2025. The Company does not pay or reimburse our Manager for any portion of the cash compensation that is paid by our Manager and its affiliates to Mr. Capasse.
(2)Our Non-PEO Named Executive Officers for the fiscal years 2021 through 2025 include Messrs. Ahlborn, Taylor and Zausmer.
(3)The peer group that we used for purposes of this disclosure is the Competitor Composite Average, the same peer group used for our performance graph disclosed in our Annual Report. The Competitor Composite Average is a measure of the total return performance of mortgage REIT competitors based on actual share prices of the following companies: Blackstone Mortgage Trust Inc. (BXMT), Starwood Property Trust, Inc.
(STWD), Ares Commercial Real Estate Corporation (ACRE), Apollo Commercial Real Estate Finance Inc. (ARI), Arbor Realty Trust, Inc. (ABR), and
Ladder Capital Corporation (LADR).
(4)Distributable ROE is based on Distributable Earnings, which is calculated as GAAP Net Income excluding the following: (i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses, (ii) any realized gains or losses on sales of certain MBS, (iii)
any unrealized gains or losses on residential MSRs from discontinued operations, (iv) any unrealized change in current expected credit loss reserve and valuation allowances, (v) any unrealized gains or losses on de-designated cash flow hedges, (vi) any unrealized gains or losses on foreign exchange hedges, (vii) any unrealized gains or losses on certain unconsolidated joint ventures, (viii) any non-cash compensation expense related to stock-based incentive plans, (ix) any unrealized gains or losses on preferred equity, at fair value, (x) any unrealized gain or losses or other non-
cash items related to real estate owned and (xi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses.
To calculate average CAP for the Non-PEO Named Executive Officers, the following amounts were deducted from and added to Summary Compensation Table total compensation. Note that the dollar amounts do not reflect the actual amount of compensation earned by or paid to the Non-PEO Named Executive Officers during the applicable year.

34	Ready Capital 2026 Proxy

EXECUTIVE COMPENSATION

		Subtracted:	Added:
Year	Average Summary Compensation Table Total Compensation (1)	Average Grant Date Fair Value of Awards Granted in the Year (2)	Average Year End Fair Value of Unvested Equity Awards Granted in the Year (3)	Average Year End Fair Value of Unvested Equity Awards with Performance Conditions Granted in the Year (3)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards (3)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (3)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Compensation Actually Paid (CAP)
2025	$2,216,578	$(1,066,667)	$173,016	$—	$(411,880)	$(197,328)	$354,574	$1,068,293
2024	$2,216,225	$(800,000)	$301,104	$227,648	$(675,691)	$(31,909)	$117,577	$1,354,954
2023	$3,431,442	$(1,550,000)	$315,871	$910,562	$104,181	$31,322	$75,026	$3,318,403
2022	$2,355,834	$(716,667)	$281,313	$192,233	$(286,015)	$(11,691)	$55,835	$1,870,843
2021	$1,656,291	$(246,862)	$150,485	$271,991	$20,010	$4,433	$23,276	$1,879,624
(1)There are no pension benefits for the Non-PEO Named Executive Officers.
(2)Represents the grant date fair value of equity-based awards granted each year.
(3)The fair value of RSAs was determined based on the stock price on the applicable valuation dates. The fair value of the RSUs was determined based on the probable outcome of the performance condition and the stock price on the applicable valuation dates. The assumptions used in calculating the fair value of RSAs and RSUs did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table for the applicable year. The fair value calculation used herein is consistent with the fair value methodology used to account for share-based payments in our financial statements.

Company Performance Measures to Determine 2025 Compensation Actually Paid (CAP)
Distributable Return on Equity (ROE)
Adjusted Distributable Return on Equity (ROE)
Relative Total Stockholder Return (TSR)
CAP vs TSR and Peer Group TSR

250.0
200.0
150.0
100.0
50.0
—
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
—
2021
2022
2023
2024
2025
CAP
Absolute TSR
Relative TSR

Ready Capital 2026 Proxy	35

EXECUTIVE COMPENSATION
CAP vs Net Income

400,000.0
300,000.0
200,000.0
100,000.0
—
(100,000.0)
(200,000.0)
(300,000.0)
(400,000.0)
(500,000.0)
3,500,000.0
3,000,000.0
2,500,000.0
2,000,000.0
1,500,000.0
1,000,000.0
500,000.0
—
2021
2022
2023
2024
2025
CAP
Net Income (in thousands)

CAP vs Distributable ROE

20.0%
10.0%
—%
(10.0)%
(20.0)%
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
—
2021
2022
2023
2024
2025
CAP
Distributable ROE

36	Ready Capital 2026 Proxy

PROPOSAL NO. 2.RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

Our board of directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year.
The Audit Committee of our board of directors (the “Audit Committee”) appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Our board of directors is requesting that our stockholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, our board of directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. In the event that ratification of this appointment of independent registered public accounting firm is not approved at the Annual Meeting, the Audit Committee will review its future selection of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement if so desired and to respond to appropriate inquiries from stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee’s charter provides that the Audit Committee shall review and pre-approve the engagement fees and the terms of all auditing and non-auditing services to be provided by the Company’s external auditors and evaluate the effect thereof on the independence of the external auditors. All audit-related, tax, and other services provided to us were reviewed and pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte &
Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Ready Capital 2026 Proxy	37

PROPOSAL NO. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table summarizes the aggregate fees (including related expenses) billed to us for professional services provided by Deloitte & Touche LLP.

	For the Fiscal Year Ended	For the Fiscal Year Ended
Fee Type	December 31, 2025	December 31, 2024
Audit Fees(1)	$2,406,250	$2,599,839
Audit-Related Fees	-	-
Tax Fees(2)	-	-
All Other Fees(3)	2,063	-
Total Fees	$2,408,313	$2,599,839
(1)Audit Fees primarily represent fees for the audits and quarterly reviews of the consolidated financial statements filed with the SEC in annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as statutory audits and issuances of consent and comfort letters included in documents filed with the SEC.
(2)Tax Fees primarily represent fees for professional services for tax compliance, tax advice and tax planning.
(3)All Other Fees primarily represent fees in connection with due diligence, agreed upon procedures and transactions completed or contemplated during the years.
A majority of the votes cast on this proposal at the Annual Meeting duly called and at which a quorum is present is required for its approval. Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls, our risk management, the qualifications, independence and performance of our independent registered public accounting firm and our compliance with related legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm. The Audit Committee operates under a written charter adopted by our board of directors.
Management is primarily responsible for our financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United
States. Deloitte & Touche LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our annual consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to oversee and review the financial reporting process. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by our management and our independent registered public accounting firm.
The Audit Committee held four meetings in 2025. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and Deloitte & Touche LLP, our independent registered public accounting firm. At these meetings, among other things, the Audit Committee reviewed the consolidated financial statements contained in our quarterly and annual periodic reports, as applicable, as well as our earnings

38	Ready Capital 2026 Proxy

PROPOSAL NO. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
releases. In addition, the Audit Committee and management discussed with Deloitte & Touche LLP, an independent registered public accounting firm, the overall scope and plans for its audit.
At a meeting held subsequent to December 31, 2025, the Audit Committee reviewed and discussed with management and
Deloitte & Touche LLP the audited consolidated financial statements for the period ended December 31, 2025, and the related report prepared by Deloitte & Touche LLP. The Audit Committee met with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the
United States.
The Audit Committee also discussed with Deloitte & Touche LLP matters that independent accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting
Oversight Board (“PCAOB”), including, among other things, matters related to the conduct of the audit of our consolidated financial statements and a discussion of Deloitte & Touche LLP’s judgments about the quality (not just the acceptability) of our accounting principles as applied to financial reporting.
The Audit Committee also discussed with Deloitte & Touche LLP its independence from us. Deloitte & Touche LLP provided to the Audit Committee the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communication with audit committees concerning independence and represented that it is independent from
us. The Audit Committee also received regular updates on the amount of fees and scope of audit and tax services provided by Deloitte & Touche LLP.
Based on the Audit Committee’s review and these meetings, discussions and reports, and subject to the limitations on the
Audit Committee’s role and responsibilities referred to above and in its written charter, the Audit Committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended December 31, 2025 be included in our annual report on Form 10-K filed with the SEC. The Audit Committee has also appointed Deloitte &
Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Dominique Mielle, Chairperson
J. Mitchell Reese
Gilbert E. Nathan
The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended (the
“Securities Act”), or the Exchange Act, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

Ready Capital 2026 Proxy	39

PROPOSAL NO. 3. APPROVAL, ON AN ADVISORY BASIS,
OF THE COMPENSATION OF THE COMPANY’S NAMED
EXECUTIVE OFFICERS

Our board of directors recommends a vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in accordance with SEC rules in this Proxy Statement, including the disclosure under “Compensation Discussion and Analysis,” the compensation tables and other narrative executive compensation disclosure in this Proxy Statement.

Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder provide that, not less frequently than once every three years, an issuer shall include in its proxy statement for its annual meeting of stockholders an advisory resolution subject to a stockholder vote to approve the compensation of the
Company’s Named Executive Officers. This proposal is commonly known as a “say-on-pay” proposal. The compensation of our Named Executive Officers as disclosed in this Proxy Statement includes the disclosure under “Compensation
Discussion and Analysis,” the compensation tables and other narrative executive compensation disclosure in this Proxy
Statement, as required by SEC rules.
Accordingly, the following advisory and non-binding resolution will be presented to our stockholders at the Annual Meeting:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation payable to our Named Executive Officers as disclosed in accordance with Securities and Exchange Commission rules in the
Company’s Proxy Statement for the Company’s 2026 Annual Meeting, including the disclosure under “Executive
Compensation—Compensation Discussion and Analysis,” the compensation tables and other narrative executive compensation disclosure contained therein.
Although this approval is advisory and non-binding, our board of directors and the Compensation Committee value the opinions of our stockholders and will consider the voting results when making future decisions regarding compensation of our Named Executive Officers. The next “say-on-pay” advisory vote will be held at the Company’s 2027 annual meeting of stockholders.
A majority of the votes cast on this proposal at the Annual Meeting duly called and at which a quorum is present is required for its approval. Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

40	Ready Capital 2026 Proxy

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE
READY CAPITAL CORPORATION AMENDED AND
RESTATED 2023 EQUITY INCENTIVE PLAN

Our board of directors recommends a vote FOR the approval and adoption of the Ready Capital Corporation Amended and Restated 2023 Equity Incentive Plan.
In this proposal, we are seeking stockholder approval to amend and restate the 2023 Plan (as amended and restated, the
“Amended and Restated 2023 Plan”) to increase the number of shares of Common Stock available for issuance by
15,000,000 shares, from 5,500,000 shares to 20,500,000 shares.
The 2023 Plan was approved by our stockholders and became effective on August 22, 2023, and expires on August 22,
2033, unless earlier terminated by our board of directors. The Amended and Restated 2023 Plan will become effective on
July 17, 2026, if approved by our stockholders. There are no material changes to the 2023 Plan other than the increase in the number of shares authorized for issuance thereunder.
Background
We believe that promoting continuity of our current leadership team is critical to effectively and efficiently navigating the initiatives in front of us. We also believe that equity compensation is a powerful vehicle for aligning the interests of our stockholders with those of our executives, directors and employees.
In recognition of the importance of maintaining continuity among the current leadership team and aligning management’s incentives with those of our stockholders, in March of 2026, our Compensation Committee granted certain equity and cash awards to a limited group of key management personnel. These awards include performance-based restricted stock units
(“March 2026 PSUs”), and restricted stock units (“March 2026 RSUs”) and, together with the March 2026 PSUs, the
(“March 2026 Equity Awards”). Stock settlement of the March 2026 Equity Awards is contingent upon our stockholders approving this proposal to increase the number of shares of Common Stock available for issuance under the Amended and Restated 2023 Plan. The March 2026 PSUs make up 75% of the March 2026 Equity Awards, and are designed to vest in up to 10 tranches if the Company's Common Stock equals or exceeds certain milestones between $2.41 to $7.40.
In other words, the majority of the March 2026 Equity Awards are designed to vest if (1) the covered employee stays with the Company or the Manager (as applicable) during the vesting period and (2) the Company’s stock price appreciates, with full vesting of the March 2026 PSUs to occur only if there is meaningful appreciation from the Company’s current stock price. The March 2026 RSUs make up 25% of the March 2026 Equity Awards, and are designed to promote retention and continuity of our management team, with “cliff” style vesting to occur on December 31, 2028, conditioned upon the covered employee’s continued employment with the Company or the Manager, as applicable, on such date. The
March 2026 Equity Awards are also subject to accelerated vesting based upon the occurrence of certain events such as a change in control of the Company, termination of the Management Agreement, or a termination of the employee without cause, all as further described below.

Ready Capital 2026 Proxy	41

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION AMENDED AND RESTATED 2023
EQUITY INCENTIVE PLAN
Stock settlement of the March 2026 Equity Awards is contingent upon stockholder approval of this Proposal 4. The March
2026 Equity Awards will be settled in shares of our Common Stock if Proposal 4 passes, and will be settled in cash based upon the value per share of Common Stock on the applicable vesting date if Proposal 4 does not pass.
Even if the March 2026 Equity Awards are settled in cash, we expect that the remaining share reserve under the 2023
Plan, which was 256,154 as of the record date, will be insufficient to fund the Company's equity-based compensation for the next several years.
Most of the dilutive impact of the March 2026 Equity Awards has also been offset as described below under “Terms of the
Hedging Offset.”
Rationale for Approving the Amended and Restated 2023 Plan
At current share prices and regardless of whether the March 2026 Equity Awards are settled in stock, the Company’s existing share reserve is expected to be insufficient to fund the Company’s equity-based compensation for the next several years. In addition, stock settlement of the March 2026 Equity Awards is contingent upon our stockholders’
approval of this proposal, which will further align our management team with our stockholders.
The March 2026 Equity Awards were granted as a means of encouraging continuity of the current leadership team during what we believe is a critical period in the Company’s journey, and to align recipient interests with those of our stockholders. Accordingly, 75% of the March 2026 Equity Awards are designed to vest if there is share price appreciation, and the remainder are designed to vest after the recipient spends nearly 3 years with the Company after the awards were granted, in both instances subject to certain acceleration events described below.
Finally, the dilutive impact of the March 2026 Equity awards has mostly been offset as described below under “Terms of the Hedging Offset.”
For all of the reasons described above, the Board recommends that the Company increase the share reserve by
15,000,000 shares, which is expected to provide an ongoing reserve for equity-based compensation, as well as allow for stock settlement of the March 2026 Equity Awards.
Terms of the March 2026 Equity Awards
The March 2026 Equity Awards were issued under the 2023 Plan, and, if our stockholders approve Proposal 4, the total number of shares of Common Stock that may be issued in settlement of the March 2026 PSUs and March 2026 RSUs is
7,575,000 and 2,525,000, respectively. If Proposal 4 is not approved by our stockholders, then the March 2026 Equity awards will be settled in cash based upon the value per share of Common Stock on the applicable vesting date.
The March 2026 PSUs were designed based on total stockholder return, and will vest if the Company’s Common Stock equals or exceeds certain milestones during the performance period commencing on March 1, 2026 and ending
December 31, 2028. The March 2026 PSUs may vest in up to ten, approximately equal parts, provided that the 30-day volume weighted average price of the Company’s Common Stock equals or exceeds ten, approximately equally spaced milestones between $2.41 to $7.40 (the “Share Price Hurdles”), and further conditioned upon the covered employee’s continued employment (with certain exceptions) with the Company or the Manager, as applicable.
The March 2026 RSUs will vest, in full, on December 31, 2028, conditioned upon the covered employee’s continued
employment with the Company or the Manager, as applicable, on such date, and dividend equivalents will be paid on a current basis at the same time that dividends are paid to stockholders.
If the covered employee is terminated without cause, and signs and does not revoke a general release of claims (a
“Release”), the March 2026 RSUs will become fully-vested as of the date of such employee’s termination. Any March

42	Ready Capital 2026 Proxy

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION AMENDED AND RESTATED 2023
EQUITY INCENTIVE PLAN
2026 PSUs that are outstanding as of the date of such termination will be forfeited. In the event of a Change in Control (as defined in the 2023 Plan), the March 2026 PSUs will be eligible to vest based on achievement of the Share Price Hurdles measured as of the date of the Change in Control, subject to the employee’s continued employment with the Company or the Manager, as applicable, on the date of the Change in Control. In addition, the March 2026 Equity Awards granted to the individuals that are employed by the Manager are subject to additional terms in the event that our Management
Agreement is terminated. In the event that the Management Agreement is terminated for cause, and the covered employee is not hired by the Company, all unearned March 2026 Equity Awards will be forfeited. In the event that the
Management Agreement is terminated, and the covered employee is hired by the Company, all unearned March 2026
Equity Awards will be assumed by the Company. In the event that the Management Agreement is terminated other than for cause, and the covered employee is not extended an offer of employment by the Company that is substantially equivalent to their employment with the Manager, any unvested March 2026 RSUs will vest, and the March 2026 PSUs will either continue or be replaced by a cash-based equivalent award. In the event that the Management Agreement is terminated other than for cause, and the covered employee is extended an offer of employment by the Company that is substantially equivalent to their employment with the Manager, but the employee does not accept such offer, all unearned
March 2026 Equity Awards will be forfeited.
Terms of the Hedging Offset
In connection with our grant of the March 2026 Equity Awards, the Company entered into certain hedging arrangements to offset 6,375,000 shares of our Common Stock. Under these hedging arrangements and subject to their terms, the
Company may call for the delivery of all or some of these shares at any time up to December 31, 2029, including when the
March 2026 Equity Awards vest. The Company’s entry into these hedging arrangements carries the risk that such hedging arrangements may not have the desired impact and may expose the Company to additional risks, including the failure of the counterparty to perform under the contracts.

SUMMARY OF THE MATERIAL TERMS OF THE AMENDED AND RESTATED 2023 PLAN
Below is a summary of the principal provisions of the Amended and Restated 2023 Plan and its operation. A copy of the
Amended and Restated 2023 Plan is set forth in full in Annex A to this Proxy Statement. The following description of the
Amended and Restated 2023 Plan is not complete and is qualified in its entirety by reference to Annex A.
Administration
The Compensation Committee has the full authority to administer and interpret the Amended and Restated 2023 Plan, to authorize the granting of awards, to determine the eligibility of directors, officers, advisors, consultants and other personnel, including our Manager and our Manager’s affiliates and personnel of our Manager or our Manager’s affiliates to determine the number of shares of Common Stock to be covered by each award, to determine the terms, provisions, and conditions of each award (which may be inconsistent with the terms of the Amended and Restated 2023 Plan), to prescribe in the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the Amended and Restated 2023 Plan or the administration or interpretation thereof. In connection with this authority, the Compensation Committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such award to lapse. The Amended and Restated 2023 Plan is administered by the Compensation Committee, which consists of three directors, each of whom is, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director, or, if no committee exists, our board of directors. References below to the Compensation Committee include a reference to our board of directors for those periods in which our board is acting.

Ready Capital 2026 Proxy	43

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION AMENDED AND RESTATED 2023
EQUITY INCENTIVE PLAN
Shares Subject to the Amended and Restated 2023 Plan
Subject to the adjustment provisions of the Amended and Restated 2023 Plan, the aggregate number of shares of
Common Stock available for issuance under the Amended and Restated 2023 Plan is 20,500,000 all of which may be granted as incentive stock options. If an award granted under the Amended and Restated 2023 Plan expires, forfeits or terminates, the shares subject to any portion of the award that expires, forfeits or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards under the
Amended and Restated 2023 Plan. Shares tendered or withheld on the exercise of options or other grant for the payment of the exercise or purchase price or withholding taxes, or shares purchased on the open market with cash proceeds from the exercise of options, will not again become available for other grants under the Amended and Restated 2023 Plan. No award may be granted under the Amended and Restated 2023 Plan to any person who, assuming exercise of all options and payment of all awards held by such person would own or be deemed to own more than 9.8% of the outstanding shares of Common Stock. The closing price of a share of Common Stock on May 28, 2026 was $1.80.
Eligible Participants
Awards under the Amended and Restated 2023 Plan may be granted to our Manager and other persons who provide services to the Company as directors, officers, employees, advisors, consultants and other third-party service providers, including employees of the Manager and its affiliates who are providing services to us and our affiliates. As of May 28,
2026, there were five independent directors and approximately 430 officers, employees, advisors, consultants and other third-party service providers, including employees of the Manager and its affiliates who are providing services to us, eligible to participate in the Amended and Restated 2023 Plan.
Term
The expiration date of the Amended and Restated 2023 Plan, on and after which date no awards may be granted, is
August 22, 2033, unless the plan is earlier terminated by our board of directors. Awards granted prior to the expiration date may continue after that date according to their terms.
Limitations on Director Compensation
With respect to any one calendar year, the aggregate compensation that may be granted to any non-employee director, including all meeting fees, cash retainers and grants of stock awards, may not exceed $500,000. For purposes of such limit, the value of stock award grants will be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).
Types of Awards
The Amended and Restated 2023 Plan provides for grants of stock options, RSAs, RSUs, dividend equivalent rights, restricted limited partnership units issued by our operating partnership and other equity-based awards.
Stock Options. The terms of specific options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Internal Revenue Code, shall be determined by the Compensation Committee. The exercise price of an option shall be determined by the Compensation Committee and reflected in the applicable award agreement. The exercise price with respect to incentive stock options may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan) of the fair market value of our
Common Stock on the date of grant. Each option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan). Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee.

44	Ready Capital 2026 Proxy

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION AMENDED AND RESTATED 2023
EQUITY INCENTIVE PLAN
Restricted Shares of Common Stock. A RSA is an award of shares of Common Stock that is subject to restrictions on transferability and such other restrictions, if any, as the Compensation Committee may impose at the date of grant. Grants of restricted shares of Common Stock will be subject to vesting schedules as determined by the Compensation
Committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Unless otherwise stated in the applicable award agreement, a participant granted RSAs of Common Stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the RSAs of Common Stock.
Although dividends may be paid on restricted shares of Common Stock, whether or not vested, at the same rate and on the same date as on shares of Common Stock, holders of restricted shares of Common Stock are prohibited from selling such shares until they vest.
Restricted Stock Units. A RSU award is an award of units that are convertible into Common Stock at a conversion rate that is based upon the achievement of pre-established criteria and such other restrictions that the Compensation
Committee may impose at the date of grant. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. A participant granted RSUs does not have the rights of a stockholder, including, without limitation, the right to vote the shares of restricted Common
Stock and holders of RSUs are prohibited from selling such units until they vest. The Compensation Committee may elect to provide the right to receive dividend equivalents.
Dividend Equivalents. A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock otherwise subject to an award. The
Compensation Committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of Common Stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.
Restricted Limited Partnership Units. A restricted limited partnership unit represents units of limited partnership interest of our operating partnership or may include limited partnership units that are structured as profit interests in our operating partnership, providing distributions to the holder of the award based on the achievement of specified levels of profitability by our operating partnership or the achievement of certain goals or events. The restricted limited partnership units may be convertible into or exchangeable for other securities of our operating partnership or into shares of Common Stock. The
Compensation Committee will establish all other limitations and conditions of awards of restricted limited partnership units as it deems appropriate.
Other share-based awards. The Amended and Restated 2023 Plan authorizes the granting of other awards based upon shares of Common Stock (including the grant of securities convertible into shares of Common Stock and share appreciation rights), subject to terms and conditions established at the time of grant.
Non-transferability of Awards. An award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. However, the Compensation Committee may, in its sole discretion, permit awards to be transferred, in limited circumstances.
Change in Control. The Amended and Restated 2023 Plan provides that, in the event of a “change in control” (as such term is defined in the Amended and Restated 2023 Plan), the Compensation Committee shall take any such action as in its discretion it shall consider necessary to maintain each grantee’s rights under the Amended and Restated 2023 Plan

Ready Capital 2026 Proxy	45

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION AMENDED AND RESTATED 2023
EQUITY INCENTIVE PLAN
(including under each such grantee’s applicable award agreement) so that such grantee’s rights are substantially proportionate to the rights existing prior to such event, including, without limitation, adjustments in the number of shares, options or other awards granted, the number and kind of shares or other property to be distributed in respect of any options or rights previously granted under the plan, and the exercise price, purchase price, and performance-based criteria established in connection with any grants.
Tax Withholding. Generally, a participant will be required to pay the Company an amount in cash equal to the aggregate amount of any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an award. Alternatively, the Compensation Committee may permit or require a participant to satisfy all or any portion of the applicable withholding taxes by (i) delivery of shares of Common Stock having an aggregate fair market value equal to the required withholding liability; or (ii) withholding shares of Common Stock otherwise issuable to a participant that have an aggregate fair market value equal to the amount required to be withheld, in accordance with such procedures as the
Compensation Committee establishes.
Amendment; Termination. Our board of directors may amend, alter, suspend, or discontinue the Amended and Restated
2023 Plan but cannot take any action that would materially impair the rights of a participant with respect to existing grants without the participant’s consent, unless necessary for compliance with applicable law or legislation or to meet the requirements of any accounting standard or to correct an administrative error. Our board of directors must obtain approval of our stockholders for any amendment that would, in the reasonable opinion of our board of directors or the
Compensation Committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an applicable securities exchange.
The Compensation Committee or our board of directors may amend the terms of any award granted under the Amended and Restated 2023 Plan, prospectively or retroactively, but, generally may not impair the rights of any participant without his or her consent. Without the prior approval of our stockholders, the Amended and Restated 2023 Plan may not be amended to permit: (i) the exercise price of an option to be reduced, directly or indirectly, (ii) an option to be cancelled in exchange for cash, other grants, or options with an exercise price that is less than the exercise price of the original option, or (iii) the Company to repurchase an option for value (in cash or otherwise) from a grantee if the current fair market value of the shares underlying the option is lower than the exercise price per share of the option.
Clawback Policy. Awards under the Amended and Restated 2023 Plan are subject to the Company’s Incentive
Compensation Recovery Policy, which provides that In the event of a restatement of the reported financial results of the
Company due to material non-compliance with financial reporting requirements, the Compensation Committee will recover reasonably promptly the amount of all erroneously awarded compensation received by a former or current executive officer during the covered period (within the meaning of such terms as provided in the NYSE listing standards).

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES
The tax consequences of awards granted under the Amended and Restated 2023 Plan are complex and may depend on the surrounding facts and circumstances. The following provides a brief summary of certain significant federal income tax consequences of the Amended and Restated 2023 Plan to a participant who is a citizen or resident of the United States under existing U.S. law as of the date hereof. This summary is not a complete statement of applicable law and is based upon Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or the interpretations of such laws, change in the future, the information provided in this section may no longer be accurate. This section does not discuss state, local, or foreign tax consequences and does not discuss the loss of deduction provisions of Section 280G of the Code, the excise tax provisions of Section 4999 of the Code, or the consequences of a failure to

46	Ready Capital 2026 Proxy

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION AMENDED AND RESTATED 2023
EQUITY INCENTIVE PLAN
comply with Section 409A of the Code, each of which may be applicable in the circumstances described below. This section also does not discuss the effect of gift, estate, or inheritance taxes, nor any state, local, employment or foreign taxes which may be applicable.
Incentive Options. Incentive options granted under the Amended and Restated 2023 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive stock option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been an employee from the date of grant to three months before the date of exercise (or 12 months in the event of disability).
However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code. We will generally not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. If the holding period requirements for incentive stock option treatment described above are met, upon the disposition of shares acquired upon exercise of an incentive stock option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, and such amount will be treated as a capital gain or loss. If the holding period requirements for incentive stock option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain.
Nonqualified Options. The grant of a nonqualified option should not result in taxable income to a participant. The difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. The participant’s basis in the shares of the stock acquired upon exercise of a nonqualified option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.
Restricted Stock Awards.  The grant of a RSA will not result in taxable income to the participant for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation. However, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares.
Restricted Stock Units, Other Equity-Based Awards, Other Cash-Based Awards and Dividend Equivalents. The
grant of a RSU, other equity-based award, other cash-based award or a dividend equivalent award generally should not result in taxable income to the participant for federal income tax purposes. However, the participant will recognize taxable ordinary income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any stock that is received in settlement of the award.

NEW PLAN BENEFITS

Ready Capital 2026 Proxy	47

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION AMENDED AND RESTATED 2023
EQUITY INCENTIVE PLAN
In March of 2026, our Compensation Committee awarded the March 2026 Equity Awards to a limited group of key management personnel. Stock settlement of the March 2026 Equity Awards is contingent upon our stockholders approval of this Proposal 4. If our stockholders approve the Amended and Restated 2023, the March 2026 Equity Awards will be settled in shares of our Common Stock. If our stockholders do not approve the Amended and Restated 2023 Plan, the
March 2026 Equity Awards will be settled in cash based upon the value per share of Common Stock on the applicable vesting date. The following table provides information regarding the March 2026 Equity Awards to our Named Executive
Officers and the other groups described therein.

Name and Position	Value ($)(1)	March 2026 Equity Awards(2)
Thomas Capasse	–	$–
Chairman, CEO, CIO and Director
Andrew Ahlborn	1,560,000	2,400,000
CFO
Gary Taylor	–	–
Former COO
Adam Zausmer	–	–
Former CCO
All current executive officers, as a group(3)	2,470,000	3,800,000
All current directors who are not executive officers as a group	–	–
All employees who are not executive officers, as a group	4,095,000	6,300,000
(1)Based upon grant date fair value of $0.25 for the March 2026 PSUs, which was based on an option pricing model, and a grant date fair value of
$1.85, for the March 2026 RSUs, which was the closing price of our common stock on the date of grant.
(2)In each instance, 75% of the shares underlying such March 2026 Equity Award are issuable as March 2026 PSUs, and 25% are issuable as March
2026 RSUs.
(3)Including Mr. Ahlborn.

VOTE REQUIRED
A majority of the votes cast on this proposal at the Annual Meeting duly called and at which a quorum is present is required for its approval. Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Our board of directors has determined it to be advisable and in the best interests of us and our stockholders to approve the Amended and Restated 2023 Plan. Our board of directors unanimously approved the form of the Amended and
Restated 2023 Plan and unanimously recommends that you vote FOR the approval of the Amended and Restated 2023
Plan.
Consequences of Failure to Approve the Amended and Restated 2023 Plan
If the Amended and Restated 2023 Plan is not approved by our stockholders, the Company can continue to grant awards under the 2023 Plan, but the March 2026 Equity Awards will be settled in cash rather than shares, and the shares remaining under the 2023 Plan may be insufficient to retain the services of our senior management and other personnel, and may be insufficient to provide the incentives necessary to attract qualified replacements.
Securities Authorized for Issuance under Equity Compensation Plan
The following table presents certain information about the Prior Plan and the 2023 Plan as of December 31, 2025:

48	Ready Capital 2026 Proxy

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION AMENDED AND RESTATED 2023
EQUITY INCENTIVE PLAN

	Number of Securities to be		Weighted-average	Number of securities remaining available
	issued upon exercise of		exercise price of	for future issuance under equity
	outstanding options,		outstanding options,	compensation plans—excluding securities
Award	warrants and rights		warrants and rights	reflected in the first column of this table(3)
Equity compensation plans approved by stockholders	370,546	(1)	—	3,446,150	(2)
Equity compensation plans not approved by stockholders	—		—	—
Total	370,546		—	3,446,150	(2)
(1)Reflects 370,546 RSUs outstanding under the 2023 Plan (in each case assuming target performance for performance-based RSUs).
(2)Reflects shares remaining available for issuance pursuant to new awards under the 2023 Plan. No additional awards may be granted under the
Prior Plan.
(3)All such shares are available for issuance pursuant to grants of full-value stock awards.

Ready Capital 2026 Proxy	49

CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS

CONFLICTS OF INTEREST AND RELATED PARTY TRANSACTIONS
Statement of Policy Regarding Transactions with Related Parties
Our board of directors recognizes that transactions with related parties present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our board of directors has adopted a written policy on transactions with related parties, which we refer to as our “related party transactions policy,” that is in conformity with the requirements for issuers having common stock listed on the NYSE. The related party transaction policy covers transactions (or series of similar transactions) with any (a) person who is an executive officer, director or director nominee, (b) person who is the beneficial owner of more than 5% of any class of the our voting securities, or (c) immediate family members of any of the foregoing, where (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2)
the Company is a participant, and (3) any related party has or will have a direct or indirect material interest.
Pursuant to the policy, the board of directors or a committee appointed by the board of directors consisting solely of disinterested directors will consider all relevant factors, including, as applicable, (i) the Company’s business rationale for entering into the transaction, (ii) the available alternatives to the transaction, (iii) whether the transaction is on terms comparable to those available to or from third parties, (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and (v) the overall fairness of the transaction to the Company.
Management Agreement. We entered into the Management Agreement with the Manager, which took effect upon the closing of the ZAIS Financial merger on October 31, 2016, which was further amended on December 6, 2020. The
Management Agreement is substantially similar to our pre-merger management agreement.
The Management Agreement describes the services to be provided to us by the Manager and compensation for such services. The Manager is responsible for managing the Company’s day-to-day operations, subject to the direction and oversight of the Company’s board of directors. Pursuant to the terms of the Management Agreement, our Manager is paid a management fee calculated and payable quarterly in arrears equal to 1.5% per annum of the Company’s stockholders’
equity (as defined in the Management Agreement) up to $500 million and 1.00% per annum of stockholders’ equity in excess of $500 million.
Under the partnership agreement of our Operating Partnership, our Manager, the holder of the Class A special unit in our
Operating Partnership, is entitled to receive an incentive distribution, distributed quarterly in arrears in an amount not less than zero equal to the difference between (i) the product of (A) 15% and (B) the difference between (x) IFCE (as described below) of our Operating Partnership, on a rolling four-quarter basis and before the incentive distribution for the current quarter, and (y) the product of (1) the weighted average of the issue price per share of Common Stock or OP unit
(without double counting) in all of our offerings multiplied by the weighted average number of shares of Common Stock outstanding (including any restricted shares of Common Stock and any other shares of Common Stock underlying awards granted under the Equity Incentive Plans) and OP units (without double counting) in such quarter and (2) 8%, and (ii) the sum of any incentive distribution paid to our Manager with respect to the first three quarters of such previous four quarters;
provided, however, that no incentive distribution is payable with respect to any calendar quarter unless cumulative IFCE is greater than zero for the most recently completed 12 calendar quarters.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The incentive distribution shall be calculated within 30 days after the end of each quarter and such calculation shall promptly be delivered to our Company. We are obligated to pay the incentive distribution 50% in cash and 50% in either
Common Stock or OP units, as determined in our discretion, within five business days after delivery to our Company of the written statement from the holder of the Class A special unit setting forth the computation of the incentive distribution for such quarter. Subject to certain exceptions, our Manager may not sell or otherwise dispose of any portion of the incentive distribution issued to it in Common Stock or OP units until after the three-year anniversary of the date that such shares of Common Stock or OP units were issued to our Manager. The price of shares of our Common Stock for purposes of determining the number of shares payable as part of the incentive distribution is the closing price of such shares on the last trading day prior to the approval by our board of directors of the incentive distribution.
For purposes of determining the incentive distribution payable to our Manager, incentive fee core earnings (“IFCE”) is defined under the partnership agreement of our Operating Partnership as GAAP net income (loss) of the Operating
Partnership excluding non‑cash equity compensation expense, the expenses incurred in connection with the Operating
Partnership's formation or continuation, the incentive distribution, real estate depreciation and amortization (to the extent that the Company forecloses on any properties underlying its assets) and any unrealized gains, losses or other non‑cash items recorded in the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount will be adjusted to exclude one-time events pursuant to changes in GAAP and certain other non‑cash charges after discussions between the Manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors.
The Management Agreement may be terminated annually upon the affirmative vote of at least two-thirds of our independent directors, or by a vote of the holders of at least a majority of the outstanding shares of our Common Stock
(other than shares held by members of our senior management team and affiliates of our Manager), based upon: (i) our
Manager’s unsatisfactory performance that is materially detrimental to our Company, or (ii) a determination that the management fees or incentive distribution payable to our Manager are not fair, subject to our Manager’s right to prevent termination based on unfair fees by accepting a reduction of management fees or incentive distribution agreed to by at least two-thirds of our independent directors. We must provide our Manager with 180 days prior notice of any such termination. Additionally, upon such a termination without cause, the Management Agreement provides that we will pay our Manager a termination fee equal to three times the average annual base management fee earned by our Manager during the prior 24-month period immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination, except upon an internalization. Additionally, if the
Management Agreement is terminated under circumstances in which we are obligated to make a termination payment to our Manager, our Operating Partnership shall repurchase, concurrently with such termination, the Class A special unit for an amount equal to three times the average annual amount of the incentive distribution paid or payable in respect of the
Class A special unit during the 24-month period immediately preceding such termination, calculated as of the end of the most recently completed fiscal quarter before the date of termination. These provisions may increase the cost to our
Company of terminating the Management Agreement and adversely affect our ability to terminate our Manager without cause.
Under the Management Agreement, we will reimburse our Manager for operating expenses related to us incurred by our
Manager, including legal, accounting due diligence and other services. In addition, we may be required to pay our pro rata portion of rent, telephone, utilities, office furniture, machinery, and other office, internal and overhead expenses of our
Manager and its affiliates required for our operations.
We may engage in an internalization transaction, become self-managed and, if this were to occur, certain key employees may not become our employees but may instead remain employees of our Manager or its affiliates. An inability to manage an internalization transaction effectively could thus result in us incurring excess costs and suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to

Ready Capital 2026 Proxy	51

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.
Additionally, if another program sponsored by our Manager internalizes our Manager, key personnel of our Manager, who also are key personnel of the other sponsored program, would become employees of the other program and would no longer be available to us. Any such loss of key personnel could adversely impact our ability to execute certain aspects of our business plan. Furthermore, in the case of any internalization transaction, we expect that we would be required to pay consideration to compensate our Manager for the internalization in an amount that we will negotiate with our Manager in good faith and which will require approval of at least a majority of our independent directors. It is possible that such consideration could exceed the amount of the termination fee that would be due to our Manager if the conditions for terminating the Management Agreement without cause are satisfied and we elected to terminate the Management
Agreement.
We will pay our Manager substantial management fees regardless of the performance of our portfolio. Our Manager’s entitlement to a base management fee, which is not based upon performance metrics or goals, might reduce its incentive to devote its time and effort to seeking assets that provide attractive risk-adjusted returns for our portfolio. This in turn could hurt both our ability to make distributions to our stockholders and the market price of our Common Stock.
The Management Agreement was negotiated between related parties and their terms, including fees payable, may not be as favorable to us as if they had been negotiated with unaffiliated third parties.
Asset Allocations. We are subject to conflicts of interest arising out of our relationship with our Manager and its affiliates.
With the exception of our subsidiaries, which employ their own personnel, we do not have and do not expect to have our own employees. In addition, we expect that our Chief Executive Officer and Chief Investment Officer, Chief Financial
Officer, Chief Credit Officer, President, portfolio managers and any other appropriate personnel of our Manager will devote such portion of their time to our affairs as is necessary to enable us to effectively operate our business. Our Manager and our officers may have conflicts between their duties to us and their duties to, and interests in, our Manager and its affiliates. Our Manager is not required to devote a specific amount of time or the services of any particular individual to our operations. Our Manager manages or provides services to other clients, and we compete with these other clients for our
Manager’s resources and support. The ability of our Manager and its officers and personnel to engage in other business activities may reduce the time they spend advising us.
There may also be conflicts in allocating assets that are suitable for us and other clients of our Manager and its affiliates.
Our Manager manages a series of funds and a limited number of separate accounts, which focus on a range of asset backed securities (“ABS”) and other credit strategies. None of these other funds or separate accounts focus on LMM loans as their primary business strategy.
To address certain potential conflicts arising from our relationship with our Manager or its affiliates, our Manager has agreed in a side letter agreement that, for so long as the Management Agreement is in effect, neither it nor any of its affiliates will (i) sponsor or manage any additional investment vehicle where we do not participate as an investor whose primary investment strategy will involve LMM mortgage loans, unless our Manager obtains the prior approval of a majority of our board of directors (including a majority of our independent directors), or (ii) acquire a portfolio of assets, a majority of which (by value or unpaid principal balance (“UPB”)) are LMM mortgage loans on behalf of another investment vehicle
(other than acquisitions of LMM ABS), unless we are first offered the investment opportunity and a majority of our board of directors (including a majority of our independent directors) decides that we will not acquire such assets.
The side letter agreement does not cover LMM ABS acquired in the market and non-real estate secured loans, and we may compete with other existing clients of our Manager and its affiliates, other funds managed by our Manager that focus on a range of ABS and other credit strategies and separately managed accounts, and future clients of our Manager and its affiliates in acquiring LMM ABS, non-real estate secured loans and portfolios of assets less than a majority of which (by value or UPB) are LMM loans, and in acquiring other target assets that do not involve LMM loans.

52	Ready Capital 2026 Proxy

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Co-Investment with Manager. On July 15, 2022, we closed on a $125.0 million commitment to invest into a parallel vehicle, Waterfall Atlas Anchor Feeder, LLC, (the “Fund”), a fund managed by our Manager, in exchange for interests in the Fund. In exchange for our commitment, we are entitled to 15% of any carried interest distributions received by the general partner of the Fund such that over the life of the Fund, we receive an internal rate of return of 1.5% over the internal rate of return of the Fund. The Fund focuses on commercial real estate equity through the acquisition of distressed and value-add real estate across property types with local operating partners. As of December 31, 2025, we have contributed $95.8 million of cash into the Fund for a remaining commitment of $29.2 million. As described above under “Corporate Governance—Review, Approval or Ratification of Transactions with Related Persons,” we will not purchase any assets from, or issued by, certain other funds and managed accounts for which our Manager serves as the investment adviser or any entity managed by our Manager or our Manager’s affiliates or sell any asset to any such entity without the consent of a majority of our board of directors, including a majority of our independent directors. Accordingly, our investment in the Fund was reviewed and approved by a majority of our board of directors, including a majority of our independent directors.
Loan Referrals and Loan Sales with Clients of our Manager. In February and March of 2026 we sourced three loan opportunities that were referred to and funded by clients of our Manager. These opportunities were for loans with a total unpaid principal balance of approximately $171.7 million, of which $23.5 million was the refinance of one of our existing loans. We received a referral of 0.6% of unpaid principal balance in exchange for these referrals.
In May of 2026, we approved the proposed sale of one of our loans to a client of our Manager. This loan had a total unpaid principal balance of approximately $20.1 million, with the sale price still under discussion.
The foregoing transactions were reviewed and approved by a majority of our board of directors, including all of our independent directors.
Indemnification and Limitation of Directors’ and Officers’ Liability. Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains such a provision which eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.
We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification to the maximum extent permitted by Maryland law.

Ready Capital 2026 Proxy	53

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth information as of April 21, 2026, unless otherwise noted, regarding the beneficial ownership of our Common Stock by (i) each person known to us to be the beneficial owner of 5% or more of our Common Stock (ii)
our Named Executive Officers, (iii) our directors and (iv) all of our directors and executive officers as a group. Beneficial ownership includes any shares over which the beneficial owner has sole or shared voting or investment power and also any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of options or other rights. The percentages below are based on 165,244,071 shares of our Common Stock outstanding as of April 21,
2026, unless otherwise specified.
Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power.
Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 1251 Avenue of the Americas, 50th Floor, New York, New York 10020.

54	Ready Capital 2026 Proxy

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Number of Shares of Common Stock		% of All Shares
Names and Business Address	Beneficially Owned**		of Common Stock***
Thomas E. Capasse	426,772	(1)	*
Jack J. Ross	332,375	(2)	*
Andrew Ahlborn	550,236	(3)	*
Gary T. Taylor	376,074	(4) (11)	*
Adam Zausmer	146,867	(5) (11)	*
Meredith Marshall	98,346	(6)	*
Dominique Mielle	81,101	(7)	*
Gilbert E. Nathan	223,358	(8)	*
J. Mitchell Reese	133,479	(9)	*
Todd Sinai	98,831	(10)	*
All directors and executive officers as a group (9 persons)	2,292,997	(11)	1.4%
5% or Greater Beneficial Owner
Howard Amster	14,242,965	(12)	8.6%
Blackrock, Inc.	13,045,875	(13)	7.9%
The Vanguard Group, Inc.	8,607,299	(14)	5.2%
*Denotes less than 1%
**For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock with respect to which person has sole or shared voting power or investment power.
***For purposes of computing the percentage ownerships in the table below, as of April 21, 2026, Ready Capital had 165,244,071 shares of Common
Stock outstanding. The total number of shares of Common Stock outstanding used in calculating these percentages assumes that none of the unvested RSUs held by other persons are converted into shares of Common Stock.
(1)Includes 16,847 shares of Common Stock out of the 48,633 and 8,869 total shares of Common Stock held by our Manager (including through its ownership of Sutherland REIT Holdings, LP (the “Partnership”)) and Waterfall Management, LLC (collectively with our Manager, the “Waterfall
Entities”), respectively, based on Mr. Capasse’s percentage ownership in the Waterfall Entities; Mr. Capasse disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein. In addition, Mr. Capasse owns 20,000 shares of Ready
Capital’s Series E Preferred Stock, $0.0001 par value per share (“Series E Preferred Stock”). Waterfall Management, LLC, an affiliate of our
Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Common Stock that are held by the Partnership. In addition, Mr. Capasse is a principal of our Manager and may be deemed to share voting and investment power over the shares of Common Stock held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership’s partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership and
Mr. Capasse disclaims beneficial ownership of such shares of Common Stock, except to the extent of his economic interest in the Partnership.
(2)Includes (i) 155,264 shares of Common Stock owned through the Robin J. Ross 2009 Trust; Mr. Ross does not serve as the trustee for the trust, his wife is the trustee and sole beneficiary of the trust and the trustee of the trust has sole voting and investment power with respect to the securities held by the trust, (ii) 160,264 shares of Common Stock owned through Mr. Jack J. Ross and Mrs. Robin J. Ross JTWROS, a joint tenant account of
Mr. Ross and his wife, and (iii) 16,847 shares of Common Stock out of the 48,633 and 8,869 total shares of Common Stock held by our Manager
(including through its ownership of the Partnership) and Waterfall Management, LLC, respectively, based on Mr. Ross’s percentage ownership in the Waterfall Entities; Mr. Ross disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein. Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Common Stock that are held by the Partnership. In addition, Mr. Ross is a principal of our Manager and may be deemed to share voting and investment power over the shares of Common Stock held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership’s partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership and Mr. Ross disclaims beneficial ownership of such shares of Common Stock, except to the extent of his economic interest in the Partnership.
(3)Includes (i) 291,262 shares of restricted Common Stock granted to Mr. Ahlborn under the 2023 Plan which will vest in three equal installments on
March 5, 2027, March 5, 2028 and March 5, 2029; (ii) 59,524 shares of restricted Common Stock granted to Mr. Ahlborn under the 2023 Plan which will vest in equal installments on March 15, 2027 and March 15, 2028; and (iii) 14,716 shares of restricted Common Stock granted to Mr. Ahlborn under the Prior Plan, which will vest on March 15, 2027.
(4)Includes (i) 194,175 shares of restricted Common Stock granted to Mr. Taylor under the 2023 Plan which will vest in three equal installments on
March 5, 2027, March 5, 2028 and March 5, 2029; (ii) 39,682 shares of restricted Common Stock granted to Mr. Taylor under the 2023 Plan which will vest in equal installments on March 15, 2027 and March 15, 2028; and (iii) 14,716 shares of restricted Common Stock granted to Mr. Taylor under the Prior Plan, which will vest on March 15, 2027.

Ready Capital 2026 Proxy	55

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(5)On February 26, 2026, Mr. Zausmer and the Company mutually separated. Mr. Zausmer's beneficial ownership is based on the shares of Common
Stock he held as of the date of his separation. His beneficial ownership excludes (i) unvested equity awards he held as of the date of his separation,
(ii) any equity awards that had accelerated vesting in connection with the Separation and Consulting Agreement between the Company and Mr.
Zausmer, and (iii) any other shares Mr. Zausmer may have acquired or sold since the date of his separation.
(6)Includes 43,689 shares of restricted Common Stock granted to Mr. Marshall under the 2023 Plan which will vest in three equal installments on June
30, 2026, September 30, 2026 and December 31, 2026.
(7)Excludes 43,689 shares of Common Stock underlying unvested RSUs which shares of Common Stock are issuable at a deferred settlement date at the election of Ms. Mielle. In addition, Ms. Mielle owns 2,500 shares of Series E Preferred Stock, which represents less than 1% of the outstanding
Series E Preferred Stock.
(8)Includes 7,000 shares of Common Stock owned by Mr. Nathan’s spouse, as to which Mr. Nathan is deemed to have beneficial ownership. Includes
43,689 shares of restricted Common Stock granted to Mr. Nathan under the 2023 Plan which will vest in three equal installments on June 30, 2026,
September 30, 2026 and December 31, 2026.
(9)The shares are held through the J. Mitchell Reese Jr. Trust, UA 5/5/1999; Mr. Reese serves as the trustee and sole beneficiary of the trust and has sole voting and investment power with respect to the securities held by the trust. Excludes 43,689 shares of Common Stock underlying unvested
RSUs which shares of Common Stock are issuable at a deferred settlement date at the election of Mr. Reese.
(10)Excludes 43,689 shares of Common Stock underlying unvested RSUs which shares of Common Stock are issuable at a deferred settlement date at the election of Dr. Sinai.
(11)On February 26, 2026, Mr. Taylor stepped down as our Chief Operating Officer, Mr. Zausmer and the Company mutually separated and Mr. Scali was appointed as the Company's Chief Credit Officer.
(12)Based on information provided in a Schedule 13D/A filed on November 10, 2025, Howard Amster reported sole voting power and sole dispositive power with respect to 13,227,973 shares of Common Stock beneficially owned by Mr. Amster and shared voting power and shared dispositive power with respect to 1,014,992 shares of Common Stock beneficially owned by Mr. Amster. The Schedule 13D/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13D/A. Mr. Amster's address is 521 35th Street,
West Palm Beach, Florida 33407.
(13)Based on information provided in a Schedule 13G/A filed on January 8, 2026, Blackrock, Inc. (“Blackrock”) reported sole voting power with respect to 12,690,943 shares of Common Stock beneficially owned by it and sole dispositive power with respect to 13,045,875 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G. Blackrock’s address is 55 East 52nd Street, New York, New York 10055.
(14)Based on information provided in a Schedule 13G/A filed on January 30, 2026, The Vanguard Group, Inc. (“Vanguard Group”) reported shared voting power with respect to 1,153,609 shares of Common Stock beneficially owned by it and shared dispositive power with respect to 8,607,299 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G. A Schedule 13G/A filed with the SEC on March 27, 2026 by The Vanguard Group reported beneficial ownership of 0 shares of Common Stock as of March 13, 2026. The Vanguard Group noted in its filing that certain subsidiaries or business divisions of subsidiaries of The Vanguard Group that formerly had, or were deemed to have, beneficial ownership jointly with The
Vanguard Group, will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group. The Vanguard Group, Inc.’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

OTHER MATTERS
Our board of directors knows of no other business that may properly be presented at the Annual Meeting. As to any other business which may properly come before the Annual Meeting, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

56	Ready Capital 2026 Proxy

SUBMISSION OF STOCKHOLDER PROPOSALS
Any stockholder intending to present a proposal at our 2027 annual meeting of stockholders and have the proposal included in the Proxy Statement and proxy card for such meeting (pursuant to Rule 14a-8 of the Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than December 30, 2026 and must otherwise be in compliance with the requirements of the SEC’s proxy rules.
Our Bylaws currently provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at an annual meeting of stockholders, but not intending for such a nomination or proposal to be considered for inclusion in our proxy statement and proxy card relating to such meeting (i.e. not pursuant to
Rule 14a-8 of the Exchange Act), must notify us in writing no earlier than the 150th day nor later than 5:00 p.m. Eastern
Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than
30 days from the first anniversary of the date of the preceding year’s annual meeting of stockholders, to be timely, notice by the stockholder must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. If the notice is not received during the applicable timeframe, the notice will be deemed untimely. Accordingly, to submit a director candidate for consideration for nomination at our 2027 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by no later than 5:00 p.m., Eastern Time, on February 1, 2027, but in no event earlier than
January 2, 2027. In addition to meeting the requirements under our Bylaws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees, at the 2027 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by no later than May 18, 2027.
Any such nomination or proposal should be sent to our Secretary at Ready Capital Corporation, 1251 Avenue of the
Americas, 50th Floor, New York, New York 10020 and, to the extent applicable, must include the information and other materials required by our Bylaws.

Ready Capital 2026 Proxy	57

DELIVERY OF MATERIALS
In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to our stockholders, we are, except as described below, furnishing proxy materials, including this Proxy Statement and our Annual Report by providing access to these documents on the Internet. Accordingly, on or about June 1, 2026, the Notice will be sent to our beneficial owners of Common Stock. The Notice provides instructions for accessing our proxy materials on the Internet and instructions for receiving printed copies of the proxy materials without charge by mail or electronically by email.
Please follow the instructions included in the Notice.
The Notice provides you with instructions regarding the following: (1) viewing our proxy materials for the Annual Meeting on the Internet; (2) voting your shares after you have viewed our proxy materials; (3) requesting a printed copy of the proxy materials; and (4) instructing us to send our future proxy materials to you. We believe the delivery options allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to view those proxy materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
In addition, stockholders of record of our Common Stock will be sent at their request, by mail, this Proxy Statement, the
Annual Report, the Notice of Annual Meeting of Stockholders and the related proxy card on or about June 1, 2026.
The difference between a stockholder of record and a beneficial owner of shares is as follows:
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and you may, at your request, be sent the proxy materials by mail.
Beneficial Owner of Common Stock. If your shares are held in an account at an intermediary (bank or broker), then you are the beneficial owner of shares held in "street name," and the Notice or proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the
Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

58	Ready Capital 2026 Proxy

HOUSEHOLDING OF PROXY MATERIALS
The rules of the SEC permit companies and intermediaries (such as brokerage firms, banks, broker-dealers or other similar organizations) to satisfy the delivery requirements for proxy statements and annual reports to stockholders with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials (i.e. the Proxy
Statement and Annual Report) addressed to those stockholders. This process, which is commonly referred to as
“householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing the same address unless contrary instructions have been received from the impacted stockholders. Once a stockholder has received notice from its broker that they will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder revokes consent to “householding” or is notified otherwise. If, at any time, a stockholder no longer wishes to participate in
“householding” and would prefer to receive a separate set of our proxy materials, such stockholder should so notify us by directing written requests to: Ready Capital Corporation, 1251 Avenue of the Americas, 50th Floor, New York, New York
10020, Attn: Andrew Ahlborn, or by calling (212) 257-4666. In addition, if so requested, we will also undertake to promptly deliver a separate set of proxy materials to any stockholder for whom such proxy materials were subject to
“householding.” Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact us as specified above or their respective brokers.

Ready Capital 2026 Proxy	59

MISCELLANEOUS
We are bearing all costs associated with the solicitation of proxies in connection with the Annual Meeting. We have retained Okapi Partners LLC to assist in the solicitation of proxies for the Annual Meeting for an estimated fee of approximately $15,000 plus expenses. This solicitation is being made primarily through the Internet, telephone and by mail, but may also be made by our directors, executive officers and employees by telephone, telegraph, facsimile transmission, electronic transmission, Internet, mail or personal interview. No additional compensation will be given to our directors, executive officers or employees for this solicitation. We will request brokers and nominees who hold shares of
Common Stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.
A COPY OF OUR ANNUAL REPORT (FILED WITH THE SEC), WHICH CONTAINS ADDITIONAL INFORMATION
ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. REQUESTS SHOULD BE DIRECTED TO
OUR SECRETARY AT READY CAPITAL CORPORATION, 1251 AVENUE OF THE AMERICAS, 50TH FLOOR, NEW
YORK, NEW YORK 10020.

By Order of our Board of Directors

/s/ Andrew Ahlborn
Andrew Ahlborn
Secretary
New York, New York
June 1, 2026
ANNEX A
READY CAPITAL CORPORATION
AMENDED & RESTATED 2023 EQUITY INCENTIVE PLAN

1.            Purpose.  The Plan is intended to provide incentives to directors, officers, advisors, consultants, key employees, and others expected to provide significant services to the Company and its Subsidiaries, including the
Manager and personnel, employees, officers and directors of the other Participating Companies (as defined herein), to encourage a proprietary interest in the Company, to encourage the Manager and such key personnel to remain in the service of the Company and the other Participating Companies, to attract new personnel with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company and the other Participating Companies, in each case, as may be necessary from time to time.  In furtherance thereof, the Plan permits awards of equity-based incentives to the Manager and key personnel, employees, officers and directors of, and certain other providers of services to, the Company or any other
Participating Company.

2.            Definitions.  As used in this Plan, the following definitions apply:

“Act” shall mean the Securities Act of 1933, as amended.

“Award Agreement” shall mean a written agreement evidencing a Grant pursuant to the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall have the meaning assigned to such term in the employment, severance or similar agreement, if any, between such Grantee and the Company, the Manager or any of their respective affiliates, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Agreement, “Cause” shall mean a termination of employment or service, based upon a finding by the Company, acting in good faith, after the occurrence of any of the following:  (i) the
Grantee has engaged in any criminal offense which involves a violation of federal or state securities laws or regulations, embezzlement, fraud, wrongful taking or misappropriation of property, theft, or any other crime involving dishonesty, or has committed gross negligence; (ii) any Grantee has persistently and willfully neglected his or her duties in respect of the Company, the Manager or any other Participating Company or failed to devote substantially all of his or her working time, attention, energy and skills to the faithful and diligent performance of such duties, after the Company or the applicable Participating Company has given written notice specifying such conduct and giving the Grantee a reasonable period of time (not less than thirty (30) days), to conform his or her conduct to such duties; (iii) any Grantee that becomes ineligible pursuant to Section 9(a) or (b) of the Investment
Company Act of 1940 to serve as an investment advisor (or in any other capacity affected by such Section) to a registered investment company or is or becomes ineligible pursuant to Section 203 of the Investment Advisors Act of 1940 to serve as a registered investment advisor, or has been determined by an appropriate body to have engaged in conduct that would permit the U.S. Securities and Exchange Commission to bar him or her from any such services; (iv) any Grantee has engaged in conduct which may have a material adverse effect on, or cause reputational damage to, the Company or any Participating Company (as determined by the Company in its sole and absolute discretion); or (v) the Grantee’s intentional breach of any material provision of an Award Agreement or any other agreements of the Company, the Manager or any of their respective affiliates.  As used in this definition, “material”
means “more than de minimis.”

“Change in Control” means unless otherwise provided in an Award Agreement the happening of any of the following:

ANNEX A

(i)
any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the
Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Grantee, the Grantee and any “group” (as such term is used in
Section 13(d)(3) of the Exchange Act) of which the Grantee is a member), is or becomes the
“beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company);

(ii)
any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger
(or of its ultimate parent corporation, if any);

(iii)
there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by shareholders of the Company of any plan or proposal for the liquidation or dissolution of the
Company; or

(iv)
the members of the Board at the beginning of any consecutive 24-calendar-month period (the
“Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Company or any subcommittee of the Board as appointed by the Board in accordance with Section 4 of the Plan; provided, however, that the Committee shall at all times consist of two or more persons who, at the time of their appointment, each qualified as a “Non-Employee
Director” under Rule 16b 3(b)(3)(i) promulgated under the Exchange Act.

“Common Stock” shall mean the Company’s common stock, par value $0.0001 per share, either currently existing or authorized hereafter.

“Company” shall mean Ready Capital Corporation, a Maryland corporation.

“DER” shall mean a right awarded under Section 10 of the Plan to receive (or have credited) the equivalent value (in cash or Shares) of dividends paid on Common Stock.

“Disability” shall mean, unless otherwise provided by the Committee in the Grantee’s Award Agreement, a
finding by the Committee, based on the basis of medical evidence satisfactory to the Committee in its sole and
ANNEX A
absolute judgment, that a Grantee is disabled, mentally or physically, within the meaning of
Section 409A(a)(2)(C) of the Code.

“Eligible Persons” shall mean the Manager and officers, directors, advisors, personnel and employees of the Participating Companies and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to one or more of the Participating Companies.  For purposes of the Plan and to the extent consistent with applicable securities law, a provider of significant services
(such as a consultant or advisor) to the Company or any other Participating Company shall be deemed to be an
Eligible Person, but will be eligible to receive Grants (but in no event Incentive Stock Options), only after a finding by the Committee in its discretion that the value of the services rendered or to be rendered to the Participating
Company is at least equal to the value of the Grants being awarded.

“Employee” shall mean an individual, including an officer of a Participating Company, who is employed
(within the meaning of Code Section 3401 and the regulations thereunder) by a Participating Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean the price per share of Common Stock, determined by the Board or the
Committee, at which an Option may be exercised.

“Fair Market Value” shall mean the value of one share of Common Stock, determined as follows:

(i)
If the Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange on the date in question (or, if no such price is available for such date, for the last preceding date on which there was a sale of Shares on such exchange), as determined by the
Committee.

(ii)
If the Shares are not then listed on a national stock exchange but are then traded on an over-the-
counter market, the average of the closing bid and asked prices on the date in question for the
Shares in such over-the-counter market (or, if no such average is available for such date, for the last preceding date on which there was a sale of Shares in such market), as determined by the
Committee.

(iii)
If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine.  Notwithstanding the foregoing, where the Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for
10 trading days.

Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code,
Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with the final regulations promulgated under Section 409A of the Code.

“Grant” shall mean the issuance of an Incentive Stock Option, Non-qualified Stock Option, Restricted
Stock, Restricted Stock Unit, DER, Restricted Limited Partnership Units, or other equity-based grant as contemplated herein or any combination thereof as applicable to an Eligible Person.  The Committee will determine the eligibility of personnel, employees, officers, directors and others expected to provide significant services to any
Participating Company based on, among other factors, the position and responsibilities of such individuals, the nature and value to such Participating Company of such individuals’ accomplishments and potential contribution to the success of such Participating Company whether directly or through its subsidiaries.

“Grantee” shall mean an Eligible Person to whom Options, Restricted Stock, Restricted Stock Units,
DERs, Restricted Limited Partnership Units or other equity-based awards are granted hereunder.
ANNEX A

“Incentive Stock Option” shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee of (i) the Company, or (ii) a “subsidiary corporation” or a “parent corporation” as defined in
Section 424(f) of the Code.

“Manager” shall mean Waterfall Asset Management, LLC, the Company’s manager.

“Non-qualified Stock Option” shall mean an Option not described in Section 422(b) of the Code.

“Operating Partnership” shall mean Sutherland Partners, L.P., a Delaware limited partnership.

“Option” shall mean any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

“Optionee” shall mean any Eligible Person to whom an Option is granted, or the Successors of the
Optionee, as the context so requires.

“Participating Companies” shall mean the Company, the Subsidiaries, the Manager, and, with the consent of the Board or the Committee, any of their respective affiliates and any joint venture affiliate of the Company.

“Performance-Based Grants” shall have the meaning set forth in Section 13.

“Plan” shall mean the Company’s 2023 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.

“Prior Plan” shall mean the Company’s 2013 Equity Incentive Plan.

“Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

“Restricted Limited Partnership Units” shall mean restricted limited partner profits interests in the
Operating Partnership and other restricted limited partnership units in the Operating Partnership, providing distributions to the holder of the award based on the achievement of specified levels of profitability by the Operating
Partnership or the achievement of certain goals or events, which may be convertible into or exchangeable for other securities of the Operating Partnership or into shares of the Company’s capital stock, including the Shares.

“Restricted Stock” shall mean an award of Shares that are subject to restrictions hereunder.

“Restricted Stock Unit” shall mean the right to receive Shares (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

“Shares” shall mean shares of Common Stock of the Company, adjusted in accordance with Section 14 of the Plan (if applicable).

“Subsidiary” shall mean any corporation, partnership, limited liability company or other entity at least
50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another
Subsidiary.

“Successors of the Optionee” shall mean the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.
ANNEX A

“Termination of Service” shall mean the time when the employee-employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person), between the Grantee and any
Participating Company is terminated for any reason, with or without Cause, including, but not limited to, any termination by resignation, discharge, death or retirement; provided,  however, Termination of Service shall not include a termination where there is a simultaneous continuation of service of the Grantee (sufficient to constitute service as an Eligible Person) for another Participating Company.  The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including, but not limited to, the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service.  For this purpose, the service relationship shall be treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee).

3.            Effective Date; Term.  The Plan, as amended and restated from time to time, shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”). The Plan shall terminate on, and no award shall be granted hereunder on or after, August 22, 2033 (the 10-year anniversary of the original approval of the Plan by the stockholders of the Company on August 22, 2023 (the date of such original approval, the “Original Effective
Date”)); provided, however, that the Board may at any time prior to that date terminate the Plan.

4.            Administration.

(a)            Membership on Committee.  The Plan shall be administered by the Committee.  If no Committee is appointed by the Board to act for those purposes or the Board otherwise so elects, the full Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

(b)            Special Committee.   The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Grants, to (i) designate officers and/or employees of Participating
Companies to be recipients of Grants under the Plan, and (ii) to determine the number of such Grants to be received by any such Eligible Persons; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to Grants to Eligible Persons who are subject to Section 16(a) of the
Exchange Act on the date of grant. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any such Grants.

 (c)            Grant of Awards.
(i) The Committee shall from time to time at its discretion select the Eligible Persons who are to be issued Grants and determine the number and type of Grants to be issued under any Award Agreement to an
Eligible Person.  In particular, the Committee shall (A) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including, but not limited to the performance goals and periods applicable to the award of Grants); (B) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (C) determine or impose other conditions to the Grant or exercise of Options under the Plan as it may deem appropriate.  The Committee may establish such rules, regulations and procedures for the administration of the Plan as it deems appropriate, determine the extent, if any, to which Options, Shares (whether or not Shares of Restricted Stock), Restricted Stock Units,
DERs, Restricted Limited Partnership Units or other equity-based awards shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder), and take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof.  The Committee shall also cause each Incentive Stock Option to be designated as such, except that no
Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company or a
“subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code.  The Grantee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry or effect one or more of the obligations or restrictions
ANNEX A
imposed on the Grantee pursuant to the express provisions of the Plan and the Award Agreement.  DERs will be exercisable separately or together with Options, and paid in cash or other consideration at such times and in accordance with such rules, as the Committee shall determine in its discretion.  Unless expressly provided hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter.  The Committee shall have the right and responsibility to interpret the Plan and the interpretation and construction by the Committee of any provision of the Plan or of any Grant thereunder, including, without limitation, in the event of a dispute, shall be final and binding on all Grantees and other persons to the maximum extent permitted by law.  Without limiting the generality of Section 23 hereof, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder.

(ii) Notwithstanding clause (i) of this Section 4(c), unless otherwise required by law or exchange listing rules, any award under the Plan to an Eligible Person who is a member of the Committee shall be made by the full Board, but for these purposes the directors of the Company who are on the Committee shall be required to be recused in respect of such awards and shall not be permitted to vote.

(d)            Awards.

(i) Agreements.  Grants to Eligible Persons shall be evidenced by written Award Agreements in such form as the Committee shall from time to time determine (which Award Agreements need not be in the same form as any other Award Agreement evidencing Grants under the Plan and need not contain terms and conditions identical to those applicable to any other Grant under the Plan or to those applicable to any other Eligible Persons).
Such Award Agreements shall comply with and be subject to the terms and conditions set forth below.

(ii) Number of Shares.  Each Grant issued to an Eligible Person shall state the number of Shares to which it pertains or which otherwise underlie the Grant and shall provide for the adjustment thereof in accordance with the provisions of Section 14 hereof.

(iii) Grants.  Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

(A) to determine from time to time the Grants to be issued to Eligible Persons under the
Plan and to prescribe the terms and provisions (which need not be identical) of Grants issued under the Plan to such persons;

(B) to construe and interpret the Plan and the Grants thereunder and to establish, amend and revoke the rules, regulations and procedures established for the administration of the Plan.  In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any
Award Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.  All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Participating Companies and the Grantees;

(C) to amend any outstanding Grant, subject to Section 16 hereof, and to accelerate or extend the vesting or exercisability of any Grant (in compliance with Section 409A of the Code, if applicable) and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate;

(D) to determine the circumstances, if any, upon which an award made under the Plan shall be subject to forfeiture in whole or in part as a result of a breach by the Grantee of a provision or covenant to which the Grantee is subject; and

(E) generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

ANNEX A
(iv) Any Grant awarded after the Effective Date of the Plan is subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any Company
“clawback” or recoupment policy or as otherwise required by applicable law.

5.            Participation.

(a)            Eligibility.  Only Eligible Persons shall be eligible to receive Grants under the Plan.

(b)            Limitation of Ownership.  No Grants shall be issued under the Plan to any person who after such
Grant would beneficially own more than 9.8% of the outstanding Shares, unless the foregoing restriction is expressly and specifically waived by action of the independent directors of the Board.

(c)            Share Ownership.  For purposes of Section 5(b) above, in determining Share ownership, a Grantee shall be considered as owning the Shares owned, directly or indirectly, by or for his or her brothers, sisters, spouses, ancestors and lineal descendants.  Shares owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.  Shares with respect to which any person holds an Option shall be considered to be owned by such person.

(d)            Outstanding Shares.  For purposes of Section 5(b) above, “outstanding Shares” shall include all
Shares actually issued and outstanding immediately after the issue of the Grant to the Grantee.  With respect to the
Share ownership of any Grantee, “outstanding Shares” shall include Shares authorized for issue under outstanding
Options held by such Grantee, but not options held by any other person.

6.            Shares; Limitations.

(a)            Subject to adjustments pursuant to Section 14 hereof, the aggregate number of Shares reserved and available for issuance pursuant to Grants hereunder shall be 20,500,000, all of which may be granted as Incentive
Stock Options. From and after the Original Effective Date, no further awards shall be granted under the Prior Plan, and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.

(b)            To the extent that a Grant expires or is canceled, forfeited or terminated without issuance to the
Grantee of the full number of Shares to which the Grant related, the unissued Shares will again be available for grant under the Plan. Shares shall be deemed to have been issued in settlement of Grants if the Fair Market Value equivalent of such Shares is paid in cash; provided, however, that no Shares shall be deemed to have been issued in settlement of a Restricted Stock Unit that only provides for settlement in cash and settles only in cash or in respect of any other cash-based Grant. In no event shall (i) Shares tendered or withheld on the exercise of Options or other
Grant for the payment of the exercise or purchase price or withholding taxes, or (ii) Shares purchased on the open market with cash proceeds from the exercise of Options, again become available for other Grants under the Plan.

(c)            With respect to any one calendar year, the aggregate compensation that may be granted to any non-
employee director, including all meeting fees, cash retainers and Grants, shall not exceed $500,000. For purposes of such limit, the value of Grants shall be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

7.            Terms and Conditions of Options.

(a)            Exercise Price. Each Award Agreement with an Eligible Person shall state the Exercise Price.  The
Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.

(b)            Medium and Time of Payment.  Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option.  In the event the Company determines that it is required to withhold taxes as a result of the exercise of an
Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 20 hereof.  If the
ANNEX A
applicable Award Agreement so provides, or the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following, taking into account the desired accounting treatment and compliance with applicable law:

(i) by a certified or bank cashier’s check;

(ii) by the surrender of Shares in good form for transfer, owned by the person exercising the
Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price;

(iii) by reduction of the Shares issuable upon exercise of the Option;

(iv) by cancellation of indebtedness owed by the Company to the Grantee;

(v) subject to Section 17(e) hereof, by broker-assisted cashless exercise using a broker reasonably acceptable to the Company, pursuant to which the Grantee delivers to the Company, on or prior to the exercise date, the Grantee’s instruction directing and obligating the broker to (a) sell Shares (or a sufficient portion of the Shares)
acquired upon exercise of the Option and (b) remit to the Company a sufficient portion of the sale proceeds to pay the aggregate purchase price, no later than the third trading day after the exercise date;

(vi) subject to Section 16(e) hereof, by a loan or extension of credit from the Company evidenced by a full recourse promissory note executed by the Grantee.  The interest rate and other terms and conditions of such note shall be determined by the Committee (in which case the Committee may require that the Grantee pledge his or her Shares to the Company for the purpose of securing the payment of such note, and in no event shall the stock certificate(s) representing such Shares be released to the Grantee until such note shall have been paid in full); or

(vii) by any combination of such methods of payment or any other method acceptable to the
Committee in its discretion.

Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose such limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Shares as payment upon exercise of an Option.  Any fractional Shares resulting from a Grantee’s election that are accepted by the Company shall in the discretion of the Committee be paid in cash.

(c)            Term and Nontransferability of Grants and Options.

(i) Each Option under this Section 7 shall state the time or times which all or part thereof becomes exercisable, subject to the restrictions set forth in clauses (ii) through (v) below.

(ii) No Option shall be exercisable except by the Grantee or a transferee permitted hereunder.

(iii) No Option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Grantee is domiciled at the time of his or her death; provided,  however,  that the
Committee may (but need not) permit other transfers, where the Committee concludes that such transferability
(A) does not result in accelerated taxation, (B) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (C) is otherwise appropriate and desirable.

(iv) Notwithstanding Section 7(c)(iii) above, if the Award Agreement provides, an Option that is not an Incentive Stock Option may be transferred by an Optionee to the Optionee’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this clause shall be bound by the same
ANNEX A
terms and conditions that governed the Option during the period that it was held by the Optionee; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Optionee or his or her transferee), the Option and any corresponding stock appreciation right that relates to such Option must be transferred to the same person or persons or entity or entities.

(v) No Option shall be exercisable until such time as set forth in the applicable Award Agreement
(but in no event after the expiration of such Grant).

(vi) No modification of an Option shall, without the consent of the Optionee or as required by applicable law or regulation or to meet the requirements of any accounting standard or to correct an administrative error, materially impair the rights of an Optionee under any Option previously granted.

(vii) No Option shall provide for DERs.

(d)            Termination of Service, other than by Death, Disability, or for Cause.  Unless otherwise provided in the applicable Award Agreement, upon any Termination of Service for any reason other than his or her death or Disability, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise his or her Option at any time within 90 days after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised or forfeited; provided,  however,  that, unless otherwise provided in the applicable Award Agreement, if there occurs a Termination of Service by a Participating
Company for Cause, any Option not exercised in full prior to such termination shall be cancelled.

(e)            Death of Optionee.  Unless otherwise provided in the applicable Award Agreement, if the Optionee of an Option dies while an Eligible Person or within 90 days after any Termination of Service other than for Cause, and has not fully exercised such Option, subject to the restrictions of Section 4(c) above, such Option may be exercised at any time within 12 months after the Optionee’s death (or 12 months after the Optionee’s Termination of
Service, if sooner) by the Successor of the Optionee, but only to the extent that, at the date of death, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised or forfeited.

(f)            Disability of Optionee.  Unless otherwise provided in the Award Agreement, upon any Termination of Service for reason of his or her Disability, an Optionee shall have the right, subject to the restrictions of
Section 4(c) above, to exercise an Option at any time within 12 months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised or forfeited.

(g)            Rights as a Stockholder.  An Optionee, a Successor of the Optionee, or the holder of a DER shall have no rights as a stockholder with respect to any Shares covered by his or her Grant until, in the case of an
Optionee, the date of the issuance of a stock certificate for such Shares.  No adjustment shall be made for dividends
(ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14 hereof.

(h)            Other Provisions.  The Award Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

8.            Special Rules for Incentive Stock Options.

(a)            In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value
(determined as of the date of the Grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Optionee for the first time during any calendar year (under the Plan and all other plans)
required to be taken into account under Section 422(d) of the Code shall not exceed $100,000.
ANNEX A

(b)            In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10%
owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market
Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

(c)            If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such
Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

9.            Provisions Applicable to Restricted Stock and Restricted Stock Units.

(a)            Vesting Periods.  In connection with the grant of Restricted Stock and Restricted Stock Units, whether or not performance goals apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock or Restricted Stock Units granted, the length of which shall be determined in the discretion of the Committee and set forth in the applicable Award Agreement.

(b)            Grant of Restricted Stock or Restricted Stock Units.  Subject to the other terms of the Plan, the
Committee may, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) authorize the
Grant of Restricted Stock or Restricted Stock Units to Eligible Persons; (ii) provide a specified purchase price for
Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the
Company); (iii) determine the restrictions applicable to Restricted Stock or Restricted Stock Units, and
(iv) determine or impose other conditions to the Grant of Restricted Stock or Restricted Stock Units under the Plan as it may deem appropriate.

(c)            Certificates for Restricted Stock.

(i) Each Grantee of Restricted Stock may be issued a stock certificate in respect of Shares of
Restricted Stock awarded under the Plan.  Any such certificate shall be registered in the name of the Grantee.
Without limiting the generality of Section 6 hereof, in addition to any legend that might otherwise be required by the
Board or the Company’s charter, bylaws or other applicable documents, the certificates for Shares of Restricted
Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK
REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING
FORFEITURE) OF THE READY CAPITAL CORPORATION. 2023 EQUITY INCENTIVE PLAN,
AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER
AND READY CAPITAL CORPORATION COPIES OF SUCH PLAN AND AWARD
AGREEMENT ARE ON FILE IN THE OFFICES OF READY CAPITAL CORPORATION AT 1251
AVENUE OF THE AMERICAS, 50th FLOOR, NEW YORK, NEW YORK 10020.

(ii) The Committee may require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed and that, as a condition of any grant of
Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Grant.  If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the
Grantee or his or her designee as provided in Section 9(d) hereof.

ANNEX A
(iii) For purposes of clarity, nothing contained in the Plan shall preclude the use of non-certficated evidence of ownership that the Committee determines to be appropriate, including book entry.

(d)            Restrictions and Conditions.  Unless otherwise provided by the Committee in an Award
Agreement, the Shares of Restricted Stock or Restricted Stock Units awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the applicable Award Agreement, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to which such
Shares or Restricted Stock Units lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock or Restricted Stock Units awarded under the Plan (or have Shares of Restricted Stock or Restricted Stock Units attached or garnished).  The vesting period shall be provided in the applicable Award Agreement.  Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares or Restricted
Stock Units shall only lapse as to whole Shares.

(ii) Except as provided in the foregoing clause (i), or in Section 14 hereof, the Grantee shall have, in respect of the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the underlying Shares and receive dividends. Except as otherwise provided in an Award Agreement, the
Grantee shall have none of the rights of a stockholder of the Company with respect to Restricted Stock Units until such time as Shares are paid in settlement of such Grants.

(iii) Unless otherwise provided in the applicable Award Agreement, if the Grantee has a
Termination of Service for any reason, then (A) all shares of Restricted Stock still subject to restriction shall thereupon and all unvested Restricted Stock Units, and with no further action, be forfeited by the Grantee, and
(B) with respect to Restricted Stock, the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (X) the amount paid by the Grantee, if any, for forfeited Restricted Stock as contemplated by Section 9(b) hereof, and (Y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

10.            Provisions Applicable to Dividend Equivalent Rights. The Committee is authorized to grant DERs with respect to Grants (other than Options) granted hereunder. DERs shall entitle the Grantee to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Grant
(other than Options), as determined by the Committee. DERs accruing on unvested Grants shall, as provided in the
Award Agreement, either (i) be paid or distributed when accrued, (ii) be reinvested in the form of additional Shares
(subject to Share availability under the Plan), which shall be subject to the same vesting provisions as provided for the host Grant, or (iii) be credited by the Company to an account for the Grantee and accumulated without interest until the date upon which the host Grant becomes vested.

11.            Provisions Applicable to Restricted Limited Partnership Units.

(a)            Vesting Periods.  In connection with the grant of Restricted Limited Partnership Units, whether or not performance goals apply thereto, the Committee shall establish one or more vesting periods with respect to the
Restricted Limited Partnership Units granted, the length of which shall be determined in the discretion of the
Committee and set forth in the applicable Award Agreement.  Subject to the provisions of this Section 11, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Limited Partnership
Units shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b)            Grant of Restricted Limited Partnership Units.  Subject to the other terms of the Plan, the
Committee may, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) authorize the
Grant of Restricted Limited Partnership Units to Eligible Persons; (ii) provide a specified purchase price for the
Restricted Limited Partnership Units (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Limited Partnership Units and
ANNEX A
(iv) determine or impose other conditions to the Grant of Restricted Limited Partnership Units under the Plan as it may deem appropriate.

(c)            Restrictions and Conditions.  Unless otherwise provided by the Committee in an Award
Agreement, the Restricted Limited Partnership Units awarded pursuant to the Plan shall be subject to the following restrictions and conditions:  subject to the provisions of the Plan and the applicable Award Agreement, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to such Restricted Limited Partnership Units lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Restricted Limited Partnership Units awarded under the Plan (or have such units attached or garnished).  Subject to the provisions of the applicable Award Agreement, the period of forfeiture with respect to Restricted Limited Partnership Units granted hereunder shall lapse as provided in the applicable Award Agreement.  Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Restricted Limited Partnership Units shall only lapse as to whole units.

(d)            Termination of Service.  Unless otherwise provided in the applicable Award Agreement, if the
Grantee has a Termination of Service for any reason, then (A) all Restricted Limited Partnership Units still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (X) the amount paid by the Grantee, if any, for such forfeited Restricted Limited Partnership Units as contemplated by Section 11(b) hereof, and (Y) the Fair Market Value on the date of termination of the forfeited
Restricted Limited Partnership Units.

12.            Other Equity-Based Awards.  The Board shall have the right to grant other awards based upon the
Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock, and the grant of restricted stock units.

13.            Performance-Based Grants.  Any Grant under this Plan may have performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Grants with performance-based vesting criteria are referred to herein as Performance-Based Grants. The Committee shall have the complete discretion to determine the number of Performance-Based Grants granted to each Grantee and to designate the terms and conditions thereof. All Performance-Based Grants shall be evidenced by an Award Agreement.

14.            Recapitalization and Change of Control.

(a)            Subject to any required action by stockholders and to the specific provisions of Section 15 hereof, if
(i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:

(i) the maximum aggregate number of Shares which may be made subject to Grants granted under the Plan shall be appropriately adjusted by the Committee in its discretion; and

(ii) the Committee shall take any such action as in its discretion shall be necessary to maintain each Grantees’ rights hereunder (including under their applicable Award Agreements) to prevent dilution or enlargement of rights immediately resulting from such transaction, including, without limitation, adjustments in
(A) the number of Shares underlying outstanding Grants, (B) the number and kind of shares or other property to be distributed in respect of Grants, (C) the Exercise Price and Purchase Price, and (D) performance-based criteria established in connection with Grants; provided that, in the discretion of the Committee, the foregoing
ANNEX A
clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Shares into a lesser number of Shares, the authorization limits under Section 6 shall automatically be adjusted proportionately, and the Shares then subject to each Grant shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Grants, the number of Shares (or units) available under Section 6 above shall be increased or decreased, as the case may be, proportionately.

(b)            Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock pursuant to this Section 14 shall be subject to the applicable restrictions and requirements imposed by Section 9 hereof, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 9(c)(i) hereof.

(c)            If the Company shall be consolidated or merged with another corporation or other entity, each
Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 9(d) hereof may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with
Section 9(c)(ii) hereof, and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 9(d) hereof, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 9(c)(i) hereof.

(d)            The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Grantee without the need for any amendment to the Plan.

(e)            Subject to any required action by stockholders, if the Company is the surviving corporation in any merger or consolidation, the rights under any outstanding Grant shall pertain and apply to the securities to which a holder of the number of Shares subject to the Grant would have been entitled.  Subject to the terms of any applicable
Award Agreement, in the event of a merger or consolidation in which the Company is not the surviving corporation, the date of exercisability of each outstanding Option and settling of each Restricted Stock Unit or, as applicable, any other Grant under this Plan(in each case whether or not vested), shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Grant by the successor to the Company.

(f)             To the extent that the foregoing adjustment related to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

(g)            Except as expressly provided in this Section 14, a Grantee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to a Grant or the Exercise Price of Shares subject to an Option.

(h)            Grants made pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

(i)             Upon the occurrence of a Change in Control, the Committee as constituted immediately before such
Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in
ANNEX A
light of such Change in Control (including, without limitation, the substitution of stock other than stock of the
Company as the stock optioned hereunder, and the acceleration of the exercisability or vesting of awards granted under the Plan, cancellation of any Options in return for payment equal to the Fair Market Value of Shares subject to an Option as of the date of such Change in Control less the Exercise Price applicable thereto (which amount may be zero) and settling of each vested Restricted Stock Unit or, as applicable, other Grant under Section 12 hereof (in each case whether or not vested)), if any, provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Grantee as determined at the time of the adjustments.

15.            Effect of Certain Transactions.  In the case of (a) the dissolution or liquidation of the Company, (b) a merger, consolidation, reorganization or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (c) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, the Plan and the Grants issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of
Grants theretofore granted, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 14 hereof.  In the event of such termination, all outstanding Options and Grants shall be exercisable to the extent then vested (taking into account any accelerated vesting provided by the Committee) for at least ten days prior to the date of such termination.

16.            Securities Law Requirements.

(a)            Legality of Issuance.  The issuance of any Shares pursuant to Grants under the Plan and the issuance of any Grant shall be contingent upon the following:

(i) the obligation of the Company to sell Shares with respect to Grants issued under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the
Committee;

(ii) the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options; and

(iii) each Grant is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares or other awards issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of
Grants made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(b)            Restrictions on Transfer.  Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law.  In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 16 shall be conclusive and binding on all persons.  Without limiting the generality of Section 6 hereof, stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend,
ANNEX A
substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY TRANSFER OF
SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE
ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE
ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO
COMPLY WITH THE ACT.”

(c)            Registration or Qualification of Securities.  The Company may, but shall not be obligated to, register or qualify the issuance of Grants and/or the sale of Shares under the Act or any other applicable law.  The
Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of
Shares under the Plan to comply with any law.

(d)            Exchange of Certificates.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall, with the permission of the Committee, be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

(e)            Certain Loans.  Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

17.            Compliance with Section 409a of the Code.

(a)            Any Award Agreement issued under the Plan that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements of Section 409A of the
Code.

(c)            With respect to any Grant issued under the Plan that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service, if the Grantee is determined by the Company to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the
Code and any of the Company’s stock is publicly traded on an established securities market or otherwise, such payment or distribution, to the extent it would constitute a payment of nonqualified deferred compensation within the meaning of Section 409A of the Code that is ineligible for an exemption from treatment as such, may not be made before the date which is six months after the date of Termination of Service (to the extent required under
Section 409A of the Code).

(c)            Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Agreement by reason of the occurrence of a Change in Control, or the Grantee’s Disability or
separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the
Grantee, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in
Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Grant upon a Change in Control,
Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control,
Disability or separation from service as applicable.
ANNEX A

(d)            Notwithstanding any other provision of the Plan, the Board and the Committee shall administer the
Plan, and exercise authority and discretion under the Plan, to satisfy the requirements of Section 409A of the Code or any exemption thereto.  Nevertheless, nothing contained herein is intended to provide assurances or an indemnity to any Grantee regarding his or her personal tax treatment. Neither the Company, any Participating Company nor
their respective directors, officers, employees or advisers (other than in his or her capacity as a Grantee) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Grantee or other taxpayer as a result of the Plan or any Grant.

18.            Amendment of the Plan and Grants.

(a)            The Board may from time to time, with respect to any Shares at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, taking into account applicable laws, regulations, exchange and accounting rules; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an applicable securities exchange, then such amendment shall be subject to stockholder approval.  The Board may otherwise amend the Plan as it shall deem advisable, except that no amendment may materially impair the rights of a Grantee under an award previously granted without the Grantee’s consent, unless effected to comply with applicable law or regulation or to meet the requirements of any accounting standard or to correct an administrative error. Without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price of an Option to be reduced, directly or indirectly, (ii) an Option to be cancelled in exchange for cash, other Grants, or
Options with an exercise price that is less than the exercise price of the original Option, or (iii) the Company to repurchase an Option for value (in cash or otherwise) from a Grantee if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option or SAR.

(b)            At any time and from time to time, the Committee may amend, modify or terminate any outstanding
Grant without approval of the Grantee; provided, however (i) subject to the terms of the applicable Award
Agreement, such amendment, modification or termination shall not, without the Grantee’s consent, materially impair the rights of a Grantee; (ii) the original term of an Option may not be extended without the prior approval of the stockholders of the Company; and (iii) except as otherwise provided in Section 14, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an
Option may not be cancelled in exchange for cash, other Grants or Options with an exercise or base price that is less than the exercise price of the original Option, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Grantee if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

19.            Application of Funds.  The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option, the sale of Restricted Stock or in connection with other Grants under the Plan will be used for general corporate purposes.

20.            Tax Withholding.  Each Grantee shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income.  To the extent permitted by the Committee from time to time, a Grantee may elect to have such tax withholding satisfied, in whole or in part, by (a) authorizing the
Company to withhold a number of Shares to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due, (b) transferring to the Company Shares owned by the Grantee with a Fair Market Value equal to the amount of the required withholding tax, or (c) in the case of a Grantee who is an Employee of the Company at the time such withholding is effected, by withholding from the Grantee’s cash compensation.  Notwithstanding anything contained in the Plan to the contrary, the Grantee’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the
Company’s obligation as may otherwise by provided hereunder to provide Shares to the Grantee, and the failure of the Grantee to satisfy such requirements with respect to a Grant shall cause such Grant to be forfeited.
ANNEX A

21.            Notices.  All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the
Secretary of the Company or his or her designee or mailed to its principal office, addressed to the attention of the
Secretary of the Company or to his or her designee; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the applicable Participating Company.  Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 21.

22.            Rights to Employment or Other Service.  Nothing in the Plan or in any Grant issued pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of any Participating Company (if applicable) or interfere in any way with the right of such Participating Company and its stockholders to terminate the individual’s employment or other service at any time.

23.            Exculpation and Indemnification.  To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee, in each case as constituted from time to time, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

24.            No Fund Created.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation.
With respect to any payments not yet made to a Grantee pursuant to a Grant, nothing contained in the Plan or any
Award Agreement shall give the Grantee any rights that are greater than those of a general creditor of the Company or any Participating Company. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Grants. This Plan is not intended to be subject to ERISA.

25.            No Fiduciary Relationship.  Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the
Company, the Participating Companies, their respective officers or the Committee, on the one hand, and the
Grantee, the Company, the Participating Companies or any other person or entity, on the other.
26. Clawback. Every award granted pursuant to the Plan shall be subject to the terms of any Company clawback policy as in effect from time to time, including its Incentive Compensation Recovery Policy adopted in accordance with the applicable listing standards of the New York Stock Exchange and Rule 10D-1 under the
Exchange Act, as well as any recoupment/forfeiture provisions required by law and applicable to the Company or its
Subsidiaries.
27.            Captions.  The use of captions in the Plan is for convenience.  The captions are not intended to provide substantive rights.

28.            GOVERNING LAW.  THE PLAN SHALL BE GOVERNED BY THE LAWS OF MARYLAND,
WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

29.            Regional Variation.  The Committee reserves the right to authorize the establishment of, and to authorize
Grants pursuant to, annexes, sub-plans or other supplementary documentation as the Committee deems appropriate in light of local law, rules and customs.

READY CAPITAL

VOTE

Online

Go to **www.investorvote.com/RC** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Ready Capital Corporation Stockholders' Meeting to be Held on July 17, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2025 Annual Report are available at:

www.investorvote.com/RC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to www.investorvote.com/RC.
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before July 10, 2026 to facilitate timely delivery.

2NOT

0491UE

Stockholder Meeting Notice

Ready Capital Corporation's Annual Meeting of Stockholders will be held on July 17, 2026 at 9:00 am ET, virtually via live audio webcast at www.meetnow.global/MFTFTFJ. Directions regarding how to attend the virtual meeting and vote in person are contained in the Proxy Statement. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this from.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

1. Election of Directors:
   01 - THOMAS E. CAPASSE
   02 - JACK J. ROSS
   03 - MEREDITH MARSHALL
   04 - DOMINIQUE MIELLE
   05 - GILBERT E. NATHAN
   06 - J. MITCHELL REESE
   07 - TODD M. SINAI
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year.
3. Approval, on an advisory basis, of the compensation of our named executive officers, as described in the proxy statement.
4. Approval and adoption of the Amended and Restated Ready Capital 2023 Equity Incentive Plan.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. To access the virtual meeting, you must have the number that is printed in the shaded bar located on the reverse side of this form.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/RC.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Ready Capital Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by July 10, 2026.

Ready Capital 2026 Proxy